                                                                                                     Execution Copy

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                                         RESIDENTIAL ACCREDIT LOANS, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                          U.S. BANK NATIONAL ASSOCIATION,

                                                      Trustee

                                                SERIES SUPPLEMENT,

                                           Dated as of February 1, 2006,

                                                        TO

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT
                                           dated as of February 1, 2006

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                  Series 2006-QS2

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ARTICLE I             DEFINITIONS

         Section  1.01     Definitions...........................................................................3

         Section  1.02     Use of Words and Phrases.............................................................28

ARTICLE II            CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

         Section  2.01     Conveyance of Mortgage Loans.........................................................31

         Section  2.02     Acceptance by Trustee................................................................31

         Section  2.03     Representations, Warranties and Covenants of the Master Servicer and the
                           Company..............................................................................31

         Section  2.04     Representations and Warranties of Sellers.(See Section 2.04 of the Standard
                           Terms)...............................................................................35

         Section  2.05     Execution and Authentication of Certificates/Issuance of Certificates
                           Evidencing Interests in REMIC I and REMIC II.........................................35

         Section  2.06     Conveyance of Uncertificated REMIC I Regular Interests and REMIC II Regular

ARTICLE III           ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

ARTICLE IV            PAYMENTS TO CERTIFICATEHOLDERS

         Section  4.01     Certificate Account..................................................................38

         Section  4.02     Distributions........................................................................38

         Section  4.03     Statements to Certificateholders; Statements to the Rating Agencies; Exchange
                           Act Reporting. (See Section 4.03 of the Standard Terms)..............................53

         Section  4.04     Distribution of Reports to the Trustee and the Company; Advances by the Master

ARTICLE V             THE CERTIFICATES

ARTICLE VI            THE COMPANY AND THE MASTER SERVICER

ARTICLE VII           DEFAULT

ARTICLE VIII          CONCERNING THE TRUSTEE

ARTICLE IX            TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

         Section  9.01     Optional Purchase by the Master Servicer of All Certificates; Termination Upon

ARTICLE X             REMIC PROVISIONS

ARTICLE XI            MISCELLANEOUS PROVISIONS

                                                     EXHIBITS

Exhibit One-I:             Mortgage Loan Schedule (Group I Loans)
Exhibit One-II:            Mortgage Loan Schedule (Group II Loans)
Exhibit One-III:           Mortgage Loan Schedule (Group III Loans)
Exhibit Two-I:             Schedule of Discount Fractions for Group I Loans
Exhibit Two-II:            Schedule of Discount Fractions for Group II Loans and Group III Loans
Exhibit Three:             Information to be Included in
                           Monthly Distribution Date Statement
Exhibit Four:              Standard Terms of Pooling and Servicing
                           Agreement Dated as of February 1, 2006
Exhibit Five:              Planned Principal Balances and Targeted Principal Balances
Exhibit Six:               Jump Schedule Balance

         This is a Series  Supplement,  dated as of February 1, 2006 (the  "Series  Supplement"),  to the  Standard
Terms of Pooling and  Servicing  Agreement,  dated as of February 1, 2006 and  attached as Exhibit Four hereto (the
"Standard Terms" and, together with this Series Supplement,  the "Pooling and Servicing Agreement" or "Agreement"),
among RESIDENTIAL  ACCREDIT LOANS,  INC., as the company (together with its permitted  successors and assigns,  the
"Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer  (together  with its permitted  successors and assigns,  the "Master  Servicer"),  and U.S. BANK NATIONAL  ASSOCIATION,  as Trustee  (together  with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The  Company  intends  to  sell  mortgage  asset-backed  pass-through  certificates   (collectively,   the
"Certificates"),  to be issued  hereunder in multiple  classes,  which in the  aggregate  will  evidence the entire beneficial  ownership  interest  in the  Mortgage  Loans  (as  defined  herein).  As  provided  herein,  the  REMIC
Administrator  will make an election to treat the entire  segregated pool of assets  described in the definition of
Trust Fund,  and subject to this  Agreement  (including  the Mortgage  Loans),  exclusive of the Yield  Maintenance
Agreements, as three real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

         The terms and provisions of the Standard Terms are hereby  incorporated by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be inconsistent  with any provision  contained in the Standard Terms, the terms and provisions of this Series  Supplement  shall govern.  All capitalized  terms not  otherwise  defined  herein shall have the meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

         The following table sets forth the designation,  type,  Pass-Through Rate,  aggregate Initial  Certificate
Principal Balance,  Maturity Date,  initial ratings and certain features for each Class of Certificates  comprising the interests in the Trust Fund created hereunder.

                                   Aggregate                                                          Fitch/
                                    Initial                                                     ------------------
                  Pass-Through    Certificate                                     Maturity         Moody's/S&P/          Minimum
  Designation        Rate      Principal Balance  Features(1)                       Date               DBRS         Denominations(2)
     I-A-1           5.50%         $65,456,500.00   Senior/PAC/Fixed Rate       February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                                                    2036
     I-A-2        Adjustable       $49,800,000.00 Senior/TAC/Floater/Adjustable February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                  Rate(3)                                    Rate                   2036
                                                 (4)   Senior/Interest
     I-A-3        Adjustable                $0.00        Only/Inverse           February 25,     AAA/Aaa/AAA/AAA       $2,000,000.00
                    Rate(3)                        Floater/Adjustable Rate          2036
     I-A-4           5.50%         $14,457,800.00    Senior/Super Senior/       February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                      Lockout/Fixed Rate            2036
     I-A-5        Adjustable       $15,512,750.00 Senior/Companion/Floater/     February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                    Rate(3)                            Adjustable Rate              2036
     I-A-6        Adjustable        $4,230,750.00  Senior/Companion/Inverse     February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                    Rate(3)                        Floater/Adjustable Rate          2036
     I-A-7           6.00%                  $0.00(4)   Senior/Interest          February 25,     AAA/Aaa/AAA/AAA       $2,000,000.00
                                                       Only/Fixed Rate              2036
     I-A-8           6.00%         $40,000,000.00     Senior/Fixed Rate         February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                                                    2036
     I-A-9           5.50%        $153,030,000.00     Senior/Fixed Rate         February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                                                    2036
     I-A-10       Adjustable      $105,672,000.00 Senior/Accretion Directed/    February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                    Rate(3)                        Floater/ Adjustable Rate         2036
                                                 (4)Senior/Interest Only/
     I-A-11       Adjustable                $0.00          Inverse              February 25,     AAA/Aaa/AAA/AAA       $2,000,000.00
                    Rate(3)                        Floater/Adjustable Rate          2036
     I-A-12          5.50%         $70,398,000.00    Senior/Jump Accrual/       February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                          Fixed Rate                2036
     I-A-13          5.50%          $1,000,000.00 Senior/Accrual/Fixed Rate     February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                                                    2036
     I-A-14       Adjustable       $80,000,000.00 Senior/Accretion Directed/    February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                    Rate(3)                        Floater/Adjustable Rate          2036

(1) The  Certificates,  other than the Class B and Class R  Certificates,  shall be  Book-Entry  Certificates.  The
    Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The  Certificates,  other than the Class R Certificates,  shall be issuable in minimum dollar  denominations as indicated above (by Certificate  Principal Balance or Notional Amount, as applicable) and integral  multiples of $1
    (or $1,000 in the case of the Class I-A-P,  Class  II-A-P,  Class I-B-1,  Class I-B-2,  Class I-B-3,  Class II-B-1,
    Class II-B-2 and Class II-B-3  Certificates)  in excess  thereof,  except that one  Certificate of any of the Class
    I-A-P,  Class  II-A-P,  Class  I-B-1,  Class  I-B-2,  Class  I-B-3,  Class  II-B-1,  Class  II-B-2 and Class II-B-3
    Certificates  that contain an uneven  multiple of $1,000 shall be issued in a denomination  equal to the sum of the related  minimum  denomination  set forth above (or in the case of the Class II-B-1,  Class II-B-2 and Class II-B-3
    Certificates  in  minimum  original  denominations  equal to the  initial  Certificate  Principal  Balance  of such
    Certificate) and such uneven multiple for such Class or the sum of such  denomination  and an integral  multiple of
    $1,000.

(3)

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  Adjustable Rates:        Initial                       Formula                            Maximum                 Minimum
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     Class I-A-2            5.07%                     LIBOR + 0.50%                Subject to the available          0.50%
                                                                                           funds cap
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     Class I-A-3            0.43%                     5.00% - LIBOR                          5.00%                   0.00%
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---------------------------------------------------------------------------------------------------------------------------------
     Class I-A-5            5.57%                     LIBOR + 1.00%                          7.00%                   1.00%
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     Class I-A-6           5.24333%         22.0% - (3.66666667 multiplied by                22.0%                   0.00%
                                                         LIBOR)
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---------------------------------------------------------------------------------------------------------------------------------
    Class I-A-10            5.07%                     LIBOR + 0.50%                Subject to the available          0.50%
                                                                                           funds cap
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Class I-A-11            0.43%                     5.00% - LIBOR                          5.00%                   0.00%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Class I-A-14            5.27%                     LIBOR + 0.70%                Subject to the available          0.70%
                                                                                           funds cap
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Class I-A-15            0.23%                     4.80% - LIBOR                          4.80%                   0.00%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Class I-A-17            5.05%                     LIBOR + 0.48%                Subject to the available          0.48%
                                                                                           funds cap
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Class I-A-18            0.02%                     5.02% - LIBOR                          0.02%                   0.00%

(4) The Class I-A-3,  Class  I-A-7,  Class  I-A-11,  Class  I-A-15,  and Class  I-A-18  Certificates  do not have a certificate  principal balance. For the purpose of calculating  interest payments,  (i) interest on the Class I-A-3
    Certificates  will  accrue on a notional  amount  equal to the  certificate  principal  balance of the Class  I-A-2
    Certificates  immediately  prior to the related  distribution  date, (ii) interest on the Class I-A-7  Certificates will accrue on a notional amount equal to (0.500/6.00)%  multiplied by the aggregate  certificate principal balance of the Class I-A-1, Class I-A-2,  Class I-A-4,  Class I-A-5, Class I-A-6, Class I-A-9, Class I-A-10,  Class I-A-12,
    Class  I-A-13,  Class  I-A-14,  Class  I-A-16  and  Class  I-A-17  Certificates  immediately  prior to the  related distribution  date, (iii) interest on the Class I-A-11  Certificates  will accrue on a notional amount equal to the
    aggregate   certificate  principal  balance  of  the  Class  I-A-10  Certificates  and  Class  I-A-17  Certificates
    immediately prior to the related  distribution date, (iv) interest on the Class I-A-15  Certificates will accrue on a notional amount equal to the certificate  principal  balance of the Class I-A-14  Certificates  immediately prior to the related  distribution  date,  and (v)  interest on the Class I-A-18  Certificates  will accrue on a notional amount  equal to the  certificate  principal  balance of the Class  I-A-17  Certificates  immediately  prior to the related distribution date.

                                                 Senior/Interest Only/
     I-A-15       Adjustable                $0.00      Inverse Floater/         February 25,     AAA/Aaa/AAA/AAA       $2,000,000.00
                    Rate(3)                            Adjustable Rate              2036
     I-A-16          5.50%            $542,200.00   Senior/Senior Support/      February 25,     AAA/Aa1/AAA/AAA          $25,000.00
                                                      Lockout/Fixed Rate            2036
     I-A-17       Adjustable      $100,000,000.00 Senior/Accretion Directed/    February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                    Rate(3)                        Floater/Adjustable Rate          2036
                                                 (4)Senior/Interest Only/
     I-A-18       Adjustable                $0.00          Inverse              February 25,     AAA/Aaa/AAA/AAA       $2,000,000.00
                    Rate(3)                        Floater/Adjustable Rate          2036
     II-A-1          5.50%        $106,430,000.00     Senior/Fixed Rate         February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                                                    2021
     II-A-2          5.50%          $3,725,000.00     Senior/Fixed Rate         February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                                                    2021
    III-A-1          5.50%         $15,068,000.00     Senior/Fixed Rate         February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                                                    2021
     I-A-P           0.00%          $3,239,836.00   Senior/Principal Only       February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                                                    2036
     I-A-V         Variable                 $0.00(6)Senior/Interest Only/       February 25,     AAA/Aaa/AAA/AAA       $2,000,000.00
                  Rate(5)                               Variable Rate               2036
     II-A-P          0.00%          $1,618,278.00   Senior/Principal Only       February 25,     AAA/Aaa/AAA/AAA          $25,000.00
                                                                                    2021
                                                 (6)Senior/Interest Only/
     II-A-V        Variable                 $0.00                               February 25,     AAA/Aaa/AAA/AAA       $2,000,000.00
                    Rate(5)                             Variable Rate               2021
      R-I            6.00%                $695.80 Senior/Residual/Fixed Rate    February 25,     AAA/Aaa/AAA/AAA               (7)
                                                                                    2036
      R-II           5.50%               $5458.93 Senior/Residual/Fixed Rate    February 25,     AAA/Aaa/AAA/AAA               (7)
                                                                                    2021
     R-III           5.50%                $100.00 Senior/Residual/Fixed Rate    February 25,     AAA/Aaa/AAA/AAA               (7)
                                                                                    2021
     I-M-1           6.00%         $23,257,800.00    Mezzanine/Fixed Rate       February 25,       AA/NA/NA/NA            $25,000.00
                                                                                    2036
     I-M-2           6.00%          $7,877,500.00    Mezzanine/Fixed Rate       February 25,        A/NA/NA/NA           $250,000.00
                                                                                    2036
     I-M-3           6.00%          $6,001,800.00    Mezzanine/Fixed Rate       February 25,       BBB/NA/NA/NA          $250,000.00
                                                                                    2036
     II-M-1          5.50%          $3,090,300.00    Mezzanine/Fixed Rate       February 25,       AA/NA/NA/NA            $25,000.00
                                                                                    2021
     II-M-2          5.50%            $525,800.00    Mezzanine/Fixed Rate       February 25,        A/NA/NA/NA           $250,000.00
                                                                                    2021
     II-M-3          5.50%            $328,600.00    Mezzanine/Fixed Rate       February 25,       BBB/NA/NA/NA          $250,000.00
                                                                                    2021
     I-B-1           6.00%          $3,751,200.00   Subordinate/Fixed Rate      February 25,       BB/NA/NA/NA           $250,000.00
                                                                                    2036
     I-B-2           6.00%          $3,000,900.00   Subordinate/Fixed Rate      February 25,        B/NA/NA/NA           $250,000.00
                                                                                    2036
     I-B-3           6.00%          $3,000,946.46   Subordinate/Fixed Rate      February 25,       NA/NA/NA/NA           $250,000.00
                                                                                    2036
     II-B-1          5.50%            $263,000.00   Subordinate/Fixed Rate      February 25,       BB/NA/NA/NA           $250,000.00
                                                                                    2021
     II-B-2          5.50%            $197,200.00   Subordinate/Fixed Rate      February 25,        B/NA/NA/NA           $250,000.00
                                                                                    2021
     II-B-3          5.50%            $197,204.72   Subordinate/Fixed Rate      February 25,       NA/NA/NA/NA           $250,000.00
                                                                                    2021

         The Group I Loans have an  aggregate  principal  balance as of the Cut-off  Date of  $750,230,678.48.  The
Group II Loans  have an  aggregate  principal  balance as of the  Cut-off  Date of  $115,783,259.07.  The Group III
Loans have an aggregate  principal  balance as of the Cut-off Date of  $15,665,682.94.  The combined Group II Loans and Group III Loans have an aggregate principal balance as of the Cut-off Date of $131,448,942.01.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

(5) The initial  Pass-Through Rate on the Class I-A-V Certificates is 0.5849% and the initial  Pass-Through Rate on the Class II-A-V Certificates is 0.3675%.
(6) The Class I-A-V  Certificates  and Class  II-A-V  Certificates  each do not have a principal  balance.  For the purpose of  calculating  interest  payments,  interest  will accrue on a notional  amount  equal to, in the case of
    Class I-A-V  Certificate,  the aggregate stated principal balance of the mortgage loans in Loan Group I, and in the case of Class II-A-V  Certificate,  the aggregate stated  principal  balance of the mortgage loans in Loan Group II and Loan Group III.
(7) Each  class of the Class R  Certificates  shall be  issuable  in minimum  denominations  of not less than a 20%
    Percentage  Interest;  provided,  however,  that  one  Class R  Certificate  of each  Class  will  be  issuable  to
    Residential  Funding as "tax  matters  person"  pursuant  to  Section  10.01(c)  and (e) in a minimum  denomination representing a Percentage Interest of not less than 0.01%.

                                                      ARTICLE I

                                                    DEFINITIONS

Section  1.01     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion  Termination  Date: The Class I-A-12  Accretion  Termination  Date or the Class I-A-13 Accretion
Termination Date.

         Accrual Certificates:  The Class I-A-12 Certificates and Class I-A-13 Certificates.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date,  as to any Class or Subclass of
Certificates  (other than any Principal Only  Certificates),  interest  accrued during the related Interest Accrual
Period  at the  related  Pass-Through  Rate  on the  Certificate  Principal  Balance  or  Notional  Amount  thereof immediately  prior to such Distribution  Date.  Accrued  Certificate  Interest will be calculated on the basis of a
360-day  year,  consisting  of twelve  30-day  months.  In each case Accrued  Certificate  Interest on any Class or
Subclass of Certificates will be reduced by the amount of:

         (i)      Prepayment  Interest  Shortfalls  on all Mortgage  Loans in the related Loan Group (to the extent not  offset by the Master  Servicer  with a payment  of  Compensating  Interest  as  provided  in
                  Section 4.01),

         (ii)     the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net Mortgage  Rate in
                  the case of a Modified  Mortgage  Loan)) of Realized  Losses on all Mortgage Loans in the related
                  Loan Group not  allocated  solely to one or more  specific  Classes of  Certificates  pursuant to
                  Section 4.05, and

         (iii)    any other interest  shortfalls not covered by the  subordination  provided by the related Class M
                  Certificates  and related Class B Certificates,  including  interest that is not collectible from the  Mortgagor  pursuant  to  the  Servicemembers  Civil  Relief  Act,  as  amended,  or  similar legislation or regulations as in effect from time to time, all allocated as described below.

The Class I-A  Percentage  of these  reductions  with  respect  to the Group I Loans  will be  allocated  among the
Holders of the Group I Senior Certificates,  other than the Class I-A-P Certificates,  in proportion to the amounts of Accrued  Certificate  Interest that would have been payable to those Certificates from the Group I Loans on that
Distribution  Date absent such  reductions.  The Class II-A  Percentage  of these  reductions  with  respect to the
Group II Loans will be  allocated  among the  Holders of the Group II Senior  Certificates,  in  proportion  to the amounts of Accrued  Certificate  Interest  that would  have been  payable to those  Certificates  from the Group II
Loans on that  Distribution  Date absent such  reductions.  The Class III-A  Percentage  of these  reductions  with respect to the Group III Loans  will be  allocated  among the  Holders  of the Group III  Senior  Certificates,  in
proportion to the amounts of Accrued  Certificate  Interest that would have been payable to those Certificates from the Group III Loans on that  Distribution  Date absent such  reductions.  The remainder of these reductions will be allocated  among  the  Holders  of the  related  Class M  Certificates  and the  related  Class B  Certificates  in proportion  to the  respective  amounts  of Accrued  Certificate  Interest  that  would  have been  payable on that
Distribution  Date  absent  these  reductions.  In the  case of each  class  of Class M  Certificates  and  Class B
Certificates,  Accrued  Certificate  Interest  on that  class  will be  further  reduced  by the  interest  portion
(adjusted  to the Net  Mortgage  Rate) of  Realized  Losses  that are  allocated  solely  to such  Class of Class M
Certificates or such Class of Class B in Certificates pursuant to Section 4.05.

          Adjustable  Rate  Certificates:  Any of the Class I-A-2,  Class I-A-3,  Class I-A-5,  Class I-A-6,  Class
I-A-10, Class I-A-11, Class I-A-14, Class I-A-15, Class I-A-17 and Class I-A-18 Certificates.

         Aggregate Accrual  Distribution  Amount: The sum of the Class I-A-12 Accrual  Distribution  Amount and the
Class I-A-13 Accrual Distribution Amount.

         Aggregate  Available  Distribution  Amount:  With respect to a Distribution Date, the sum of the Available
Distribution Amounts for both Loan Group II and Loan Group III for such Distribution Date.

         Aggregate  Senior  Interest  Distribution  Amount:  With respect to a  Distribution  Date,  the sum of the
Senior Interest Distribution Amounts for both Loan Group II and Loan Group III for such Distribution Date.

         Aggregate  Senior  Principal  Distribution  Amount:  With respect to a  Distribution  Date, the sum of the
Senior Principal Distribution Amounts for both Loan Group II and Loan Group III for such Distribution Date.

         Available  Distribution  Amount:  As to any Distribution  Date and each Loan Group, an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage  Loans on deposit in the  Custodial  Account as of the close of business on the  immediately  preceding  Determination  Date,  including  any  Subsequent  Recoveries,  and amounts deposited in the Custodial  Account in connection  with the  substitution of Qualified  Substitute  Mortgage Loans,
(ii) the amount of any Advance made on the  immediately  preceding  Certificate  Account  Deposit  Date,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit  Date  pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate  Account  pursuant to Section
4.07,  (v) any amount that the Master  Servicer is not  permitted  to withdraw  from the  Custodial  Account or the
Certificate  Account  pursuant to Section  3.16(e),  (vi) any amount received by the Trustee pursuant to the Surety
Bond in respect of such  Distribution  Date,  (vii) the  proceeds  of any  Pledged  Assets  received  by the Master
Servicer  and (viii) any  additional  amounts to be  included  with  respect  to such Loan  Group,  as  applicable, pursuant  to Section  4.02(m),  reduced by (b) the sum as of the close of  business  on the  immediately  preceding
Determination  Date of (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for Future  Distribution,  and (y)
amounts  permitted to be withdrawn by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage
Loans in the related Loan Group pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

         Available Funds Cap: With respect to any Distribution  Date after the Distribution  Date in March 2006 and on or before the Distribution  Date in April 2009 and the Class I-A-2  Certificates,  5.50% per annum plus amounts, if any, paid pursuant to the related Yield  Maintenance  Agreement,  expressed as a per annum rate. With respect to any  Distribution  Date after the Distribution  Date in March 2006 and on or before the Distribution  Date in April
2015 and the Class I-A-10  Certificates,  5.50% per annum plus amounts,  if any, paid pursuant to the related Yield
Maintenance  Agreement,  expressed  as a  per  annum  rate.  With  respect  to  any  Distribution  Date  after  the
Distribution  Date in  March  2006 and on or  before  the  Distribution  Date in March  2013 and the  Class  I-A-14
Certificates,  5.50% per annum plus amounts,  if any, paid  pursuant to the related  Yield  Maintenance  Agreement, expressed as a per annum rate.  With respect to any  Distribution  Date after the  Distribution  Date in March 2006 and on or before the  Distribution  Date in April 2015 and the Class  I-A-17  Certificates,  5.50% per annum,  plus amounts,  if any, paid pursuant to the related Yield  Maintenance  Agreement,  expressed as a per annum rate.  With respect to the  Distribution  Date in March 2006 and any  Distribution  Date after  April 2009 with  respect to the
Class I-A-2  Certificates,  the  Distribution  Date in March 2006 and any  Distribution  Date after April 2015 with respect to the Class I-A-10  Certificates,  the  Distribution  Date in March 2006 and the  Distribution  Date after
March  2013  with  respect  to the Class  I-A-14  Certificates,  and the  Distribution  Date in March  2006 and any
Distribution Date after April 2015 with respect to the Class I-A-17 Certificates, 5.50% per annum.

         Capitalization  Reimbursement  Amount:  As to any Distribution  Date and Loan Group the amount of Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of the Mortgage  Loans in such Loan Group during  the prior  calendar  month  and  reimbursed  to the  Master  Servicer  or  Subservicer  on or prior to such
Distribution  Date  pursuant to Section  3.10(a)(vii),  plus the  related  Capitalization  Reimbursement  Shortfall
Amount  remaining  unreimbursed  from any  prior  Distribution  Date  and  reimbursed  to the  Master  Servicer  or
Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the  Mortgage  Loans in such Loan  Group  during the  preceding  calendar  month  exceeds  the amount of  principal payments on the Mortgage Loans included in the Available  Distribution  Amount for that Loan Group and Distribution
Date.

         Certificate:  Any Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5,  Class I-A-6, Class
I-A-7,  Class I-A-8, Class I-A-9,  Class I-A-10,  Class I-A-11,  Class I-A-12,  Class I-A-13,  Class I-A-14,  Class
I-A-15, Class I-A-16,  Class I-A-17,  Class I-A-18,  Class II-A-1,  Class II-A-2,  Class III-A-1,  Class R-I, Class
R-II, Class R-III, Class I-M-1, Class I-M-2, Class I-M-3, Class II-M-1,  Class II-M-2,  Class II-M-3,  Class I-B-1,
Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates.

         Certificate  Account:  The separate  account or accounts  created and maintained  pursuant to Section 4.01 of the Standard  Terms,  which shall be entitled  "U.S.  Bank National  Association,  as trustee,  in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
2006-QS2" and which must be an Eligible Account.

         Certificate  Group:  With  respect  to (i) Loan  Group I, the  Group I  Senior,  Class  I-M and  Class I-B
Certificates;  (ii) Loan Group II,  the Group II Senior  Certificates;  (iii) Loan Group III,  the Group III Senior
Certificates  and (iv) Loan Group II and Loan Group III in the  aggregate,  the Group II Senior,  Group III Senior,
Class II-A-P, Class II-A-V, Class II-M and Class II-B Certificates.

         Certificate Policy:  None.

         Certificate   Principal  Balance:  With  respect  to  each  Certificate  (other  than  any  Interest  Only
Certificate), on any date of determination, an amount equal to:

         (i)      the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)     any  Subsequent  Recoveries  added  to the  Certificate  Principal  Balance  of such  Certificate pursuant to Section 4.02, plus

         (iii)    in the case of each Accrual  Certificate,  an amount equal to the aggregate  Accrued  Certificate
                  Interest  added  to  the   Certificate   Principal   Balance   thereof  prior  to  such  date  of
                  determination, minus

         (iii)    the  sum of (x)  the  aggregate  of all  amounts  previously  distributed  with  respect  to such
                  Certificate (or any  predecessor  Certificate)  and applied to reduce the  Certificate  Principal
                  Balance  thereof  pursuant  to  Section  4.02(a)  and  (y) the  aggregate  of all  reductions  in
                  Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses which were  previously  allocated to such  Certificate  (or any  predecessor  Certificate)  pursuant to
                  Section 4.05;

provided,  that the  Certificate  Principal  Balance of each  Certificate of the Class of Subordinate  Certificates with the Lowest Priority at any given time shall be further  reduced by an amount equal to the Percentage  Interest represented by such Certificate  multiplied by the excess, if any, of (A) the then aggregate  Certificate Principal
Balance of all  Classes of  Certificates  in the  related  Certificate  Group  then  outstanding  over (B) the then aggregate  Stated  Principal  Balance of the Mortgage  Loans in Loan Group I or Loan Group II and Loan Group III in
the aggregate, as applicable.

         Class A-P Collection  Shortfall:  With respect to the Cash  Liquidation  or REO  Disposition of a Discount
Mortgage  Loan,  any  Distribution  Date and any Loan  Group,  the extent to which the amount  described  in clause
(C)(1) of the  definition  of Class A-P Principal  Distribution  Amount for such Loan Group is less than the amount described in clause (C)(2) of such definition.

         Class A-P  Certificates:  The Class I-A-P  Certificates,  which relate to and are payable from the Group I
Loans, and Class II-A-P Certificates, which relate to and are payable from the Group II Loans and Group III Loans.

         Class A-V  Certificates:  The Class I-A-V  Certificates,  which relate to and are payable from the Group I
Loans, and Class II-A-V Certificates, which relate to and are payable from the Group II Loans and Group III Loans.

         Class I-A  Certificates:  The Class I-A-1,  Class  I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5,  Class
I-A-6,  Class I-A-7,  Class I-A-8,  Class I-A-9,  Class I-A-10,  Class I-A-11,  Class I-A-12,  Class I-A-13,  Class
I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-P and Class I-A-V Certificates.

         Class I-A  Percentage:  With respect to any  Distribution  Date,  the  percentage  equal to the  aggregate
Certificate  Principal  Balance  of the  Group I Senior  Certificates,  other  than the Class  I-A-P  Certificates, immediately  prior to that  Distribution  Date  divided by the  aggregate  Stated  Principal  Balance of all of the
Mortgage  Loans in Loan Group I, other than the Discount  Fraction of the Discount  Mortgage Loans in Loan Group I,
immediately prior to that  Distribution  Date. The Class I-A Percentage will initially equal  approximately  93.72%
and will in no event exceed 100%.

         Class II-A Certificates: The Class II-A-1 Certificates and Class II-A-2 Certificates.

         Class I-A-2 Yield Maintenance  Agreement:  The agreement dated as of the Closing Date, between the Trustee and  the  related  Yield  Maintenance  Agreement  Provider,  relating  to  the  Class  I-A-2  Certificates,  or any replacement, substitute, collateral or other arrangement in lieu thereto.

         Class  I-A-10  Yield  Maintenance  Agreement:  The  agreement  dated as of the Closing  Date,  between the
Trustee and the related Yield Maintenance  Agreement Provider,  relating to the Class I-A-10  Certificates,  or any replacement, substitute, collateral or other arrangement in lieu thereto.

         Class I-A-12 Accretion  Termination  Date:The  earlier to occur of (i) the Distribution  Date on which the aggregate  Certificate  Principal Balance of the Class I-A-10,  Class I-A-14 and Class I-A-17 Certificates has been reduced to zero and (ii) the occurrence of the Credit Support Depletion Date for Loan Group I.

         Class I-A-12 Accrual  Distribution  Amount: On each Distribution Date preceding the Class I-A-12 Accretion
Termination Date, an amount equal to the amount of Accrued  Certificate  Interest on the Class I-A-12  Certificates
for that date  which  will be added to the  Certificate  Principal  Balance of the Class  I-A-12  Certificates  and
distributed in the manner  described in this prospectus  supplement under  "--Principal  Distributions on the Senior
Certificates"  to the holders of the Class I-A-10,  Class  I-A-12,  Class I-A-14 and Class I-A-17  Certificates  as
principal in reduction of the Certificate  Principal Balances of the Class I-A-10,  Class I-A-12,  Class I-A-14 and
Class  I-A-17  Certificates.  Any  distributions  of the  Class  I-A-12  Accrual  Distribution  Amount to the Class
I-A-10,  Class I-A-12,  Class I-A-14 and Class I-A-17  Certificates will reduce the Certificate  Principal Balances of the Class I-A-10,  Class I-A-12,  Class I-A-14 and Class I-A-17  Certificates by that amount. The amount that is added to the  Certificate  Principal  Balance of the Class I-A-12  Certificates  will accrue  interest at a rate of
5.50% per annum. On each  Distribution  Date on or after the Class I-A-12  Accretion  Termination  Date, the entire
Accrued  Certificate  Interest on the Class I-A-12 Certificates for that date will be payable to the holders of the
Class I-A-12  Certificates,  as interest,  to the extent not required to be paid to the Class I-A-10, Class I-A-12,
Class I-A-14 and Class I-A-17 in order to fully reduce the  aggregate  Certificate  Principal  Balance of the Class
I-A-10,  Class  I-A-12,  Class  I-A-14  and  Class  I-A-17  Certificates  to zero  on the  Class  I-A-12  Accretion
Termination  Date;  provided,  however,  that if the Class I-A-12 Accretion  Termination Date is the Credit Support
Depletion  Date,  the entire Accrual  Distribution  Amount for that date will be payable as interest to the holders of the Class I-A-12 Certificates.

         Class I-A-13 Accretion  Termination  Date: The earlier to occur of (i) the Distribution  Date on which the aggregate  Certificate  Principal  Balance  of the Class  I-A-10,  Class  I-A-12,  Class  I-A-14  and Class  I-A-17
Certificates  has been reduced to zero and (ii) the occurrence of the Credit Support  Depletion Date for Loan Group
I.

         Class I-A-13 Accrual  Distribution  Amount: On each Distribution Date preceding the Class I-A-13 Accretion
Termination Date, an amount equal to the amount of Accrued  Certificate  Interest on the Class I-A-13  Certificates
for that date  which  will be added to the  Certificate  Principal  Balance of the Class  I-A-13  Certificates  and
distributed in the manner  described in this prospectus  supplement under  "--Principal  Distributions on the Senior
Certificates"  to the holders of the Class I-A-10,  Class  I-A-12,  Class I-A-14 and Class I-A-17  Certificates  as
principal in reduction of the Certificate  Principal Balances of the Class I-A-10,  Class I-A-12,  Class I-A-14 and
Class  I-A-17  Certificates.  Any  distributions  of the  Class  I-A-13  Accrual  Distribution  Amount to the Class
I-A-10,  Class I-A-12,  Class I-A-14 and Class I-A-17  Certificates will reduce the Certificate  Principal Balances of the Class I-A-10,  Class I-A-12,  Class I-A-14 and Class I-A-17  Certificates by that amount. The amount that is added to the  Certificate  Principal  Balance of the Class I-A-13  Certificates  will accrue  interest at a rate of
5.50% per annum. On each  Distribution  Date on or after the related Class I-A-13 Accretion  Termination  Date, the entire Accrued  Certificate  Interest on the Class I-A-13 Certificates for that date will be payable to the holders of the Class I-A-13  Certificates,  as interest,  to the extent not required to be paid to the Class I-A-10,  Class
I-A-12,  Class I-A-14 and Class I-A-17  Certificates in order to fully reduce the aggregate  Certificate  Principal
Balance of the Class  I-A-10,  Class  I-A-12,  Class  I-A-14 and Class I-A-17  Certificates  to zero on the related
Class  I-A-13  Accretion  Termination  Date;  provided,  however,  that  if  the  related  Class  I-A-13  Accretion
Termination Date is the Credit Support  Depletion Date, the entire Accrual  Distribution  Amount for that date will be payable as interest to the holders of the Class I-A-13 Certificates.

         Class  I-A-14  Yield  Maintenance  Agreement:  The  agreement  dated as of the Closing  Date,  between the
Trustee and the related Yield Maintenance  Agreement Provider,  relating to the Class I-A-14  Certificates,  or any replacement, substitute, collateral or other arrangement in lieu thereto.

         Class  I-A-17  Yield  Maintenance  Agreement:  The  agreement  dated as of the Closing  Date,  between the
Trustee and the related Yield Maintenance  Agreement Provider,  relating to the Class I-A-17  Certificates,  or any replacement, substitute, collateral or other arrangement in lieu thereto.

         Class II-A  Percentage:  With respect to any  Distribution  Date,  the  percentage  equal to the aggregate
Certificate  Principal  Balance of the Group II Senior  Certificates,  immediately  prior to that Distribution Date divided by the aggregate  Stated  Principal  Balance of all of the Mortgage  Loans in Loan Group II, other than the
Discount  Fraction of the Discount Mortgage Loans in Loan Group II,  immediately  prior to that Distribution  Date.
The Class II-A Percentage will initially equal approximately 96.45% and will in no event exceed 100%.

         Class III-A  Percentage:  With respect to any  Distribution  Date, the  percentage  equal to the aggregate
Certificate  Principal  Balance of the Group III Senior  Certificates  immediately  prior to that Distribution Date divided by the aggregate  Stated  Principal  Balance of all of the Mortgage Loans in Loan Group III, other than the
Discount  Fraction of the Discount Mortgage Loans in Loan Group III,  immediately prior to that Distribution  Date.
The Class III-A Percentage will initially equal approximately 96.49% and will in no event exceed 100%.

         Class B Certificates:  The Class I-B-1,  Class I-B-2,  Class I-B-3,  Class II-B-1,  Class II-B-2 and Class
II-B-3  Certificates.  The Class  I-B-1,  Class I-B-2 and Class I-B-3  Certificates  relate to and are payable from the Group I Loans.  The Class  II-B-1,  Class II-B-2 and Class II-B-3  Certificates  relate to and are payable from the Group II Loans and the Group III Loans.

         Class M Certificates:  The Class I-M-1,  Class I-M-2,  Class I-M-3  Certificates,  which relate to and are payable from the Group I Loans, and the Class II-M-1, Class II-M-2 and Class II-M-3  Certificates,  which relate to and are payable from the Group II Loans and the Group III Loans.

         Class R Certificate: Any one of the Class R-I, Class R-II and Class R-III Certificates.

         Class R-I  Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class  R-II  Certificate:   Any  one  of  the  Class  R-II  Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class  R-III  Certificate:  Any  one  of  the  Class  R-III  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

         Class I-M Certificates: The Class I-M-1, Class I-M-2 and Class I-M-3 Certificates.

         Class II-M Certificates: The Class II-M-1, Class II-M-2 and Class II-M-3 Certificates.

         Closing Date:  February 27, 2006.

         Compensating  Interest:  With  respect to any  Distribution  Date and each Loan  Group an amount  equal to
Prepayment  Interest Shortfalls  resulting from Principal  Prepayments in Full during the related Prepayment Period and  Curtailments  during the prior calendar month and included in the Available  Distribution  Amount for the such
Loan Group on such  Distribution  Date, but not more than the lesser of (a)  one-twelfth of 0.125% of the aggregate
Stated Principal  Balance of the Mortgage Loans in the related Loan Group  immediately  preceding such Distribution
Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts  held in the  Custodial  Account and the  Certificate  Account and payable to the  Certificateholders  with respect to the Mortgage Loans in the related
Loan Group and such  Distribution  Date;  provided that for purposes of this definition the amount of the Servicing
Fee will not be reduced  pursuant to Section  7.02(a)  except as may be required  pursuant to the last  sentence of such Section.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this  instrument is located at U.S. Bank National  Association,  Mail Code  EP-MN-WS3D,  60 Livingston
Avenue, St. Paul, Minnesota  55107, Attention: Structured Finance/RALI 2006-QS2.

         Credit Support  Depletion  Date:  With respect to Loan Group I, the first  Distribution  Date on which the
Certificate  Principal  Balances of the Class I-M, Class I-B-1,  Class I-B-2 and Class I-B-3 Certificates have been reduced  to zero.  With  respect to Loan Group II and Loan  Group  III,  the first  Distribution  Date on which the
Certificate  Principal  Balances of the Class II-M, Class II-B-1,  Class II-B-2 and Class II-B-3  Certificates have been reduced to zero.

         Cut-off Date:  February 1, 2006.

         DBRS:  Dominion Bond Rating Service, or its successor in interest.

         Determination  Date:  With  respect  to any  Distribution  Date,  the  second  Business  Day prior to each
Distribution Date.

         Discount Net  Mortgage  Rate:  With  respect to Loan Group I, 6.00% per annum.  With respect to Loan Group
II and Loan Group III, 5.50% per annum.

         Due Period:  With respect to each  Distribution  Date, the calendar month in which such  Distribution Date occurs.

         Eligible  Funds:  With respect to any  Distribution  Date and Loan Group, an amount equal to the excess of
(a) the  Available  Distribution  Amount for such Loan Group or the Aggregate  Available  Distribution  Amount,  as
applicable,  over (b) the sum of (i) the aggregate  amount of Accrued  Certificate  Interest on the related  Senior
Certificates  or the  Aggregate  Senior  Interest  Distribution  Amount,  as  applicable,  (ii) the related  Senior
Principal  Distribution  Amount or Aggregate  Senior  Principal  Distribution  Amount,  as applicable,  (determined without regard to Section  4.02(a)(ii)(Y)(D)  hereof),  (iii) the related Class A-P Principal  Distribution  Amount for Loan Group I or both Loan Group II and Loan Group III, as applicable  (determined  without regard to clause (E)
of the  definition  of Class  A-P  Principal  Distribution  Amount)  and  (iv)  the  aggregate  amount  of  Accrued
Certificate  Interest on the Class I-M, Class I-B-1 and Class I-B-2  Certificates,  or the Class II-M, Class II-B-1
and Class II-B-2  Certificates,  as  applicable.  With respect to Loan Group II and Loan Group III,  Eligible Funds will be allocated  between the Loan Group II and Loan Group III on a pro rata basis in  accordance  with the amount of Class A-P Collection  Shortfalls for that Distribution Date and remaining unpaid from any previous  Distribution
Date on that Distribution Date.

         Excess  Subordinate  Principal  Amount:  With  respect  to any  Distribution  Date on which the  aggregate
Certificate  Principal Balance of the Class of Subordinate  Certificates in the Certificate Group related to a Loan
Group then  outstanding  with the Lowest  Priority is to be reduced to zero and on which Realized  Losses are to be allocated to such Class or Classes,  the excess,  if any, of (i) the amount that would  otherwise be  distributable in respect of principal on such class or classes of  Certificates on such  Distribution  Date over (ii) the excess, if any, of the aggregate Certificate  Principal Balance of such Class or Classes of Certificates  immediately prior to such  Distribution  Date over the  aggregate  amount of  Realized  Losses to be  allocated  to such  Classes  of
Certificates  on such  Distribution  Date as  reduced  by any  amount  calculated  with  respect to that Loan Group pursuant  to clause (E) of the  definition  of Class A-P  Principal  Distribution  Amount.  The Excess  Subordinate
Principal  Amount will be allocated  between the Loan Group II and Loan Group III on a pro rata basis in accordance with the amount of Realized Losses on the Mortgage Loans in each Loan Group  allocated to the  Certificates on that
Distribution Date.

         Floater  Certificates:  Any of the Class I-A-2, Class I-A-5, Class I-A-10,  Class I-A-14, and Class I-A-17
Certificates.

         Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

         Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

         Group III Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group III Loans.

         Group I Senior  Certificates:  The Class I-A-1,  Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class
I-A-6,  Class I-A-7,  Class I-A-8,  Class I-A-9,  Class I-A-10,  Class I-A-11,  Class I-A-12,  Class I-A-13,  Class
I-A-14,  Class  I-A-15,  Class  I-A-16,  Class  I-A-17,  Class  I-A-18,  Class  I-A-V,  Class  I-A-P  and Class R-I
Certificates, which relate to and are payable from the Group I Loans.

         Group II Senior  Certificates:  The Class II-A-1,  Class II-A-2,  Class R-II and Class R-III Certificates,
which relate to and are payable from the Group II Loans.

         Group III Senior Certificates:  The Class III-A-1  Certificates,  which relate to and are payable from the
Group III Loans.

         Highest Priority:  As of any date of  determination,  the Class of related  Subordinate  Certificates then outstanding  with a  Certificate  Principal  Balance  greater than zero,  with the  earliest  priority for payments pursuant to Section 4.02(a),  in the following order:  (a) for the Subordinate  Certificates  related to Loan Group
I, Class I-M-1,  Class I-M-2,  Class I-M-3,  Class I-B-1,  Class I-B-2 and Class I-B-3 Certificates and (b) for the
Subordinate  Certificates  related to Loan Group II and Loan Group III combined,  Class II-M-1, Class II-M-2, Class
II-M-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates.

         Initial Monthly Payment Fund:  $1,935.00,  representing  scheduled principal  amortization and interest at the Net Mortgage  Rate payable  during the March 2006 Due Period,  for those  Mortgage  Loans for which the Trustee will not be entitled to receive such payment.

         Initial  Notional  Amount:  With  respect to the Class I-A-V  Certificates,  the  aggregate  Cut-off  Date
Principal  Balance of the Group I Loans and with respect to the Class II-A-V  Certificates,  the aggregate  Cut-off
Date  Principal  Balance of the Group II Loans and Group III Loans.  With respect to any Subclass  issued  pursuant to Section 5.01(c),  the aggregate Stated  Principal  Balance of the Mortgage Loans  corresponding to such Subclass as of the Cut-Off Date.

         Initial Subordinate Class Percentage:  With respect to each Class of related Subordinate Certificates,  an amount  which  is  equal  to the  initial  aggregate  Certificate  Principal  Balance  of  such  related  Class  of
Subordinate  Certificates  divided by the  aggregate  Stated  Principal  Balance of all the  Mortgage  Loans in the
related Loan Group or Loan Groups as of the Cut-off Date as follows:

         Class I-M-1:  6.25%                Class I-B-1:  1.30%
         Class I-M-2:  3.15%                Class I-B-2:  0.80%
         Class I-M-3:  2.10%                Class I-B-3:  0.40%

         Class II-M-1:  3.50%               Class II-B-1:  0.50%
         Class II-M-2:  1.15%               Class II-B-2:  0.30%
         Class II-M-3:  0.75%               Class II-B-3:  0.15%

         Interest  Accrual  Period:  With  respect to any Class of  Certificates  (other than the  Adjustable  Rate
Certificates)  and any Distribution  Date, the calendar month preceding the month in which such  Distribution  Date occurs.  With respect to the Adjustable Rate  Certificates and any  Distribution  Date, the period beginning on the
25th day of the month  preceding  the month in which such  Distribution  Date  occurs and ending on the 24th day of the month in which such Distribution Date occurs.

         Interest  Only  Certificates:  Any one of the Class I-A-3,  Class I-A-7,  Class  I-A-11,  Class I-A-15 and
Class I-A-18, Class I-A-V Certificates and Class II-A-V  Certificates.  The Interest Only Certificates will have no
Certificate Principal Balance.

         Inverse  Floater:  Any of the Class  I-A-3,  Class  I-A-6,  Class  I-A-11,  Class  I-A-15 and Class I-A-18
Certificates.

         Jump Scheduled  Balance:  With respect to the Class I-A-12 and any Distribution Date, the amount set forth in table entitled "Jump Scheduled Balance" in Exhibit Six opposite such date.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.03.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions in the city of London, England are required or authorized by law to be closed.

         Loan Group:  Any of Loan Group I, Loan Group II or Loan Group III.

         Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

         Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

         Loan Group III:  The group of Mortgage Loans comprised of the Group III Loans.

         Lockout Certificates:   The Class A-4 Certificates and Class A-16 Certificates.

         Lockout  Percentage:  For any Distribution  Date occurring prior to the  Distribution  Date in March 2011,
0%. For any Distribution  Date occurring  thereafter,  as follows:  30% for any Distribution Date on or after March
2011 and prior to March 2012;  40% for any  Distribution  Date on or after March 2012 and prior to March 2013;  60%
for any  Distribution  Date on or after March 2013 and prior to March  2014;  80% for any  Distribution  Date on or after March 2014 and prior to March 2015; and 100% for any Distribution Date thereafter.

         Lower  Priority:  As of any date of  determination  and any Class of Subordinate  Certificates,  any other
Class of related  Subordinate  Certificates then outstanding with a later priority for payments pursuant to Section
4.02 (a).

         Lowest Priority:  As of any date of  determination,  the Class of related  Subordinate  Certificates  then outstanding  with a  Certificate  Principal  Balance  greater  than zero,  with the latest  priority  for  payments pursuant to Section 4.02(a),  in the following order:  (a) for the Subordinate  Certificates  related to Loan Group
I, Class I-B-3,  Class I-B-2,  Class I-B-1,  Class I-M-3,  Class I-M-2 and Class I-M-1 Certificates and (b) for the
Subordinate  Certificates  related to Loan Group II and Loan Group III, Class II-B-3,  Class II-B-2,  Class II-B-1,
Class II-M-3, Class II-M-2 and Class II-M-1 Certificates .

         Maturity Date: With respect to  Certificates  in the  Certificate  Group related to Loan Group I, February
25, 2036, the Distribution  Date immediately  following the latest scheduled  maturity date of any Mortgage Loan in
Loan Group I. With respect to  Certificates  in the  Certificate  Group related to Loan Group II and Loan Group III combined,  February 25, 2021, the  Distribution  Date immediately  following the latest scheduled  maturity date of any Mortgage Loan in Loan Group II and Loan Group III.

         Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as Exhibit One-I (with respect to Loan Group I),  Exhibit  One-II (with  respect to Loan Group II) and Exhibit  One-III  (with  respect to
Loan Group III) (in each  case,  as amended  from time to time to reflect  the  addition  of  Qualified  Substitute
Mortgage  Loans),  which list or lists shall set forth the  following  information  as to each Mortgage Loan in the related Loan Group:

(i)      the Mortgage Loan identifying number ("RFC LOAN #");

(ii)     the maturity of the Mortgage Note ("MATURITY DATE");

(iii)    the Mortgage Rate ("ORIG RATE");

(iv)     the Subservicer pass-through rate ("CURR NET");

(v)      the Net Mortgage Rate ("NET MTG RT");

(vi)     the Pool Strip Rate ("STRIP");

(vii)    the initial scheduled monthly payment of  principal, if any, and interest ("ORIGINAL P & I");

(viii)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)     the Loan-to-Value Ratio at origination ("LTV");

(x)      the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the  Servicing Fee accrues
                      ("MSTR SERV FEE");

(xi)     a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence; and

(xii)    a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Notional  Amount:  As of any  Distribution  Date,  (i) with  respect to the Class I-A-3  Certificates,  an amount equal to the Certificate  Principal Balance of the Class I-A-2 Certificates  immediately prior to such date;
provided,  however,  for federal income tax purposes,  as of any Distribution Date, with respect to the Class I-A-3
Certificates,   the  equivalent  of  the  foregoing,   expressed  as  the   Uncertificated   Principal  Balance  of
Uncertificated  REMIC I Regular Interest Y; (ii) with respect to the Class I-A-7  Certificates,  an amount equal to
(0.500/6.00)%  multiplied by the aggregate  Certificate  Principal Balance of the Class I-A-1,  Class I-A-2,  Class
I-A-4,  Class I-A-5,  Class I-A-6,  Class I-A-9,  Class I-A-10,  Class I-A-12,  Class I-A-13,  Class I-A-14,  Class
I-A-16 and Class I-A-17  Certificates  immediately prior to such date;  provided,  however,  for federal income tax purposes,  as of any  Distribution  Date,  with  respect to the Class I-A-7  Certificates,  the  equivalent  of the foregoing,  expressed as the Uncertificated  Principal Balance of Uncertificated  REMIC I Regular Interest Y; (iii)
with respect to the I-A-11 Certificates,  an amount equal to the Certificate  Principal Balance of the Class I-A-10
and Class I-A-17 Certificates  immediately prior to such date; provided,  however, for federal income tax purposes, as of any  Distribution  Date,  with respect to the Class I-A-11  Certificates,  the  equivalent of the  foregoing, expressed as the Uncertificated  Principal Balance of Uncertificated  REMIC I Regular Interest Y; (iv) with respect to the I-A-15  Certificates,  an amount equal to the Certificate  Principal Balance of the Class I-A-4 Certificates
immediately prior to such date; provided,  however,  for federal income tax purposes,  as of any Distribution Date, with respect to the Class I-A-15  Certificates,  the equivalent of the foregoing,  expressed as the  Uncertificated
Principal Balance of  Uncertificated  REMIC I Regular Interest Y; (v) with respect to the I-A-18  Certificates,  an amount equal to the  Certificate  Principal  Balance of the Class  I-A-17  Certificates  immediately  prior to such date; provided,  however,  for federal income tax purposes,  as of any Distribution Date, with respect to the Class
I-A-18  Certificates,  the  equivalent  of the  foregoing,  expressed as the  Uncertificated  Principal  Balance of
Uncertificated  REMIC I Regular  Interest  Y; and (i) with  respect to any Class  I-A-V  Certificates  or  Subclass thereof  issued  pursuant  to  Section  5.01(c),  the  aggregate  Stated  Principal  Balance  of the  Group I Loans corresponding  to the  Uncertificated  Class A-V REMIC  Regular  Interests  represented  by such Class or  Subclass immediately  prior to such date; and (ii) with respect to any Class II-A-V  Certificates or Subclass thereof issued pursuant to Section  5.01(c),  the  aggregate  Stated  Principal  Balance of the Group II Loans and Group III Loans
corresponding  to the  Uncertificated  Class A-V REMIC  Regular  Interests  represented  by such Class or  Subclass immediately prior to such date.

         Pass-Through   Rate:   With  respect  to  the  Senior   Certificates   (other  than  the  Adjustable  Rate
Certificates,  Class A-V  Certificates and Class A-P  Certificates),  Class M Certificates and Class B Certificates
and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

o        With respect to the Class I-A-2  Certificates and the initial  Interest  Accrual Period,  5.07% per annum, and as to any  Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus 0.50%, with a maximum rate of the Available Funds Cap and a minimum rate of 0.50% per annum.

o        With respect to the Class I-A-3  Certificates and the initial  Interest  Accrual Period,  0.43% per annum, and as to any Interest  Accrual  Period  thereafter,  a per annum rate equal to 5.00% minus LIBOR, with a maximum rate of 5.00% per annum and a minimum rate of 0.00% per annum.

o        With respect to the Class I-A-5  Certificates and the initial  Interest  Accrual Period,  5.57% per annum, and as to any  Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus 1.00%, with a maximum rate of 7.00% per annum and a minimum rate of 1.00% per annum.

o        With  respect to the Class I-A-6  Certificates  and the initial  Interest  Accrual  Period,  5.24333%  per annum,  and as to any  Interest  Accrual  Period  thereafter,  a per  annum  rate  equal to 22.0 -
                 (3.66666667  multiplied  by LIBOR),  with a maximum  rate of 22.0% per annum and a minimum rate of
                 0.00% per annum.

o        With respect to the Class I-A-10  Certificates and the initial  Interest Accrual Period,  5.07% per annum, and as to any  Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus 0.50%, with a maximum rate of the Available Funds Cap and a minimum rate of 0.50% per annum.

o        With respect to the Class I-A-11  Certificates and the initial  Interest Accrual Period,  0.43% per annum, and as to any Interest  Accrual  Period  thereafter,  a per annum rate equal to 5.00% minus LIBOR, with a maximum rate of 5.00% per annum and a minimum rate of 0.00% per annum.

o        With respect to the Class I-A-14  Certificates and the initial  Interest Accrual Period,  5.27% per annum, and as to any  Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus 0.70%, with a maximum rate of the Available Funds Cap and a minimum rate of 0.70% per annum.

o        With respect to the Class I-A-15  Certificates and the initial  Interest Accrual Period,  0.23% per annum, and as to any Interest  Accrual  Period  thereafter,  a per annum rate equal to 4.80% minus LIBOR, with a maximum rate of 4.80% per annum and a minimum rate of 0.00% per annum.

o        With respect to the Class I-A-17  Certificates and the initial  Interest Accrual Period,  5.05% per annum, and as to any  Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus 0.48%, with a maximum rate of 5.50% per annum and a minimum rate of 0.48% per annum.

o        With respect to the Class I-A-18  Certificates and the initial  Interest Accrual Period,  0.02% per annum, and as to any Interest  Accrual  Period  thereafter,  a per annum rate equal to 5.02% minus LIBOR, with a maximum rate of 0.02% per annum and a minimum rate of 0.00% per annum.

         With  respect  to each  Class  of  Class  A-V  Certificates  (other  than any  Subclass  thereof)  and any
Distribution  Date, a rate equal to the weighted  average,  expressed as a  percentage,  of the Pool Strip Rates of all  Mortgage  Loans in the  related  Loan  Group or Loan  Groups  as of the Due Date in the  related  Due  Period, weighted  on the  basis  of the  respective  Stated  Principal  Balances  of  such  Mortgage  Loans  as of the  day immediately  preceding such Distribution Date (or, with respect to the initial  Distribution  Date, at the close of business on the Cut-off Date). With respect to the Class I-A-V  Certificates and the Class II-A-V  Certificates and
the initial  Distribution  Date the  Pass-Through  Rate is equal to 0.5849%  and  0.3676% per annum,  respectively.
With  respect to any Subclass of Class A-V  Certificates  and any  Distribution  Date, a rate equal to the weighted average,  expressed as a  percentage,  of the Pool Strip Rates of all  Mortgage  Loans in the related Loan Group or
Loan Groups corresponding to the Uncertificated  Class A-V REMIC Regular Interests  represented by such Subclass as of the Due Date in the related Due Period,  weighted on the basis of the respective  Stated  Principal  Balances of such Mortgage  Loans as of the day  immediately  preceding such  Distribution  Date (or with respect to the initial
Distribution  Date,  at  the  close  of  business  on the  Cut-off  Date).  The  Class  A-P  Certificates  have  no
Pass-Through Rate and are not entitled to Accrued Certificate Interest.

         Pool Strip Rate:  With  respect to each  Mortgage  Loan in any Loan  Group,  a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such  Mortgage  Loan over (b) the Discount Net Mortgage  Rate for such Loan
Group (but not less than 0.00%) per annum.

         Planned Principal  Balance:  With respect to any Distribution  Date, the amount set forth in Schedule I of the table  entitled  "Planned  Principal  Balances and Targeted  Principal  Balances" in Exhibit Five opposite such date.

         Prepayment  Assumption:  With  respect  to each  Loan  Group,  the  prepayment  assumption  to be used for determining  the accrual of original  issue  discount and premium and market  discount on the related  Certificates for  federal  income  tax  purposes,  which  assumes  a  constant  prepayment  rate of 10.0%  per annum of the then outstanding  principal  balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an  additional  approximately  1.272727%  per annum in each  month  thereafter  until the  twelfth  month,  and beginning  in the twelfth  month and in each month  thereafter  during the life of the related  Mortgage  Loans,  a constant prepayment rate of 24.0% per annum.

         Prepayment  Distribution  Percentage:  With respect to any Distribution Date and each Class of Subordinate
Certificates  in the  Certificate  Group for Loan Group I and Loan Group II and Loan Group III combined,  under the applicable circumstances set forth below, the respective percentages set forth below:

         (i)      For any Distribution  Date prior to the  Distribution  Date in March 2011 (unless the Certificate
                  Principal  Balances  of the  related  Senior  Certificates  (other  than the  related  Class  A-P
                  Certificates), have been reduced to zero), 0%.
         (ii)     For any  Distribution  Date not  discussed  in clause  (i)  above on which  any Class of  related
                  Subordinate Certificates are outstanding:

                           (a)      in the case of the Class of related  Subordinate  Certificates then outstanding with the  Highest  Priority  and each  other  Class of  Subordinate  Certificates  for  which the related  Prepayment  Distribution  Trigger  has  been  satisfied,  a  fraction,  expressed  as  a percentage,  the  numerator  of  which  is  the  Certificate  Principal  Balance  of  such  Class immediately  prior to such  date  and the  denominator  of  which  is the sum of the  Certificate
                  Principal  Balances  immediately  prior  to such  date of (1) the  Class of  related  Subordinate
                  Certificates  then  outstanding  with the Highest  Priority and (2) all other  Classes of related
                  Subordinate  Certificates  for which the respective  Prepayment  Distribution  Triggers have been satisfied; and

                           (b)      in the case of each other Class of related Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii)    Notwithstanding  the foregoing,  if the application of the foregoing  percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement  (determined  without regard to the proviso
                  to  the  definition  of  "Subordinate   Principal   Distribution   Amount")  would  result  in  a
                  distribution  in respect of principal of any Class or Classes of Subordinate  Certificates  in an
                  amount  greater than the  remaining  Certificate  Principal  Balance  thereof (any such class,  a
                  "Maturing Class"), then: (a) the Prepayment  Distribution Percentage of each Maturing Class shall be  reduced  to a level  that,  when  applied  as  described  above,  would  exactly  reduce  the
                  Certificate Principal Balance of such Class to zero; (b) the Prepayment  Distribution  Percentage of each other Class of Subordinate  Certificates  (any such Class, a "Non-Maturing  Class") shall be  recalculated  in  accordance  with  the  provisions  in  paragraph  (ii)  above,  as  if  the
                  Certificate  Principal  Balance of each Maturing Class had been reduced to zero (such  percentage as recalculated,  the "Recalculated  Percentage");  (c) the total amount of the reductions in the
                  Prepayment  Distribution  Percentages of the Maturing Class or Classes  pursuant to clause (a) of this sentence,  expressed as an aggregate  percentage,  shall be allocated among the Non-Maturing
                  Classes  in  proportion  to  their  respective  Recalculated  Percentages  (the  portion  of such aggregate  reduction so allocated to any Non-Maturing  Class, the "Adjustment  Percentage");  and
                  (d) for purposes of such  Distribution  Date,  the  Prepayment  Distribution  Percentage  of each
                  Non-Maturing  Class  shall  be  equal to the sum of (1) the  Prepayment  Distribution  Percentage
                  thereof,  calculated  in  accordance  with  the  provisions  in  paragraph  (ii)  above as if the
                  Certificate  Principal  Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Prepayment  Distribution  Trigger:  With  respect  to any  Distribution  Date  and any  Class  of  related
Subordinate  Certificates (other than the Class I-M-1 Certificates and the Class II-M-1 Certificates),  a test that shall be  satisfied if the fraction  (expressed  as a  percentage)  equal to the sum of the  Certificate  Principal
Balances of such Class and each Class of related  Subordinate  Certificates  with a Lower  Priority than such Class immediately  prior to such  Distribution  Date  divided by the  aggregate  Stated  Principal  Balance of all of the
Mortgage  Loans (or related REO  Properties)  in the related  Loan Group or Loan Groups  immediately  prior to such
Distribution  Date is greater than or equal to the sum of the Initial  Subordinate  Class Percentages of such Class and each Class of related Subordinate Certificates with a Lower Priority.

         Principal Only Certificates:  Any one of the Class I-A-P Certificates and Class II-A-P Certificates.

         Record  Date:  With  respect to each  Distribution  Date and each Class of  Certificates  (other  than the
Adjustable Rate  Certificates for so long as the Adjustable Rate  Certificates  are in book-entry  form), the close of business on the last  Business  Day of the month  preceding  the month in which the  related  Distribution  Date occurs.  With  respect  to each  Distribution  Date  and the  Adjustable  Rate  Certificates  (so  long as they are
Book-Entry Certificates), the close of business on the Business Day prior to such Distribution Date

         Related  Classes:  As to any  Uncertificated  REMIC I Regular  Interest,  those  classes  of  Certificates identified as "Related Classes of Certificates" to such  Uncertificated  REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.  As to any Uncertificated  REMIC II Regular Interest,  those classes of
Certificates  identified as "Related Classes of Certificates" to such  Uncertificated  REMIC II Regular Interest in the definition of Uncertificated  REMIC II Regular Interest.  As to any  Uncertificated  REMIC II Regular Interest,
those classes of Certificates  identified as "Related  Classes of  Certificates"  to such  Uncertificated  REMIC II
Regular Interest in the definition of Uncertificated REMIC II Regular Interest.

         REMIC I: The  segregated  pool of assets  (exclusive of the Yield  Maintenance  Agreements,  which are not assets of any REMIC), with respect to which a REMIC election is to be made, consisting of:
                  (i)      the Group I Loans and the related Mortgage Files,

                  (ii)     all  payments  and  collections  in respect  of the Group I Loans due after the  Cut-off
                           Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial  Account  or in the  Certificate  Account  and  identified  as belonging to the Trust Fund,  including the proceeds from the  liquidation of Additional
                           Collateral for any Additional  Collateral Loan, but not including  amounts on deposit in the Initial Monthly Payment Fund,

                  (iii)    property  which  secured a Group I Loan and which has been  acquired  for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

                  (iv)     the hazard  insurance  policies  and Primary  Insurance  Policies,  if any,  the Pledged
                           Assets  with  respect to each  Pledged  Asset  Mortgage  Loan,  and the  interest in the
                           Surety Bond  transferred  to the Trustee  pursuant to Section 2.01 herein,  in each case related to Group I Loans, and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I Certificates:  The Class R-I Certificates.

         REMIC  II:  The  segregated  pool of  assets,  with  respect  to  which a REMIC  election  is to be  made, consisting of:
                  (i)      the Group II Loans and the Group III Loans and the related Mortgage Files,

                  (ii)     all  payments and  collections  in respect of the Group II Loans and the Group III Loans due  after  the  Cut-off  Date  (other  than  Monthly  Payments  due in the month of the
                           Cut-off  Date) as shall be on deposit  in the  Custodial  Account or in the  Certificate
                           Account and  identified as belonging to the Trust Fund,  including the proceeds from the liquidation  of  Additional  Collateral  for any  Additional  Collateral  Loan,  but not
                           including amounts on deposit in the Initial Monthly Payment Fund,

                  (iii)    property  which  secured a Group II Loan or Group  III Loan and which has been  acquired
                           for  the  benefit  of  the   Certificateholders  by  foreclosure  or  deed  in  lieu  of foreclosure,

                  (iv)     the hazard  insurance  policies  and Primary  Insurance  Policies,  if any,  the Pledged
                           Assets  with  respect to each  Pledged  Asset  Mortgage  Loan,  and the  interest in the
                           Surety Bond  transferred  to the Trustee  pursuant to Section 2.01 herein,  in each case related to Group II Loans or Group III Loans, and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC II Certificates:  The Class R-II Certificates.

         REMIC III: The segregated pool of assets  consisting of the  Uncertificated  REMIC I Regular Interests and
the  Uncertificated  REMIC II Regular Interests  conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates  (other than the Class R-I  Certificates  and the Class R-II  Certificates)  pursuant to
Section 2.06, with respect to which a separate REMIC election is to be made.

         REMIC III  Certificates:  Any Class of Certificates  (other than the Class R-I  Certificates and the Class
R-II Certificates).

         Senior Accelerated  Distribution  Percentage:  With respect to any Distribution Date occurring on or prior to the 60th  Distribution  Date and Loan Group I, 100%. With respect to any  Distribution  Date thereafter and such
Loan Group as follows:

(i)      for any  Distribution  Date  after  the 60th  Distribution  Date but on or prior to the 72nd  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 70% of the  related  Subordinate
         Percentage for such Distribution Date;

(ii)     for any  Distribution  Date  after  the 72nd  Distribution  Date but on or prior to the 84th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 60% of the  related  Subordinate
         Percentage for such Distribution Date;

(iii)    for any  Distribution  Date  after  the 84th  Distribution  Date but on or prior to the 96th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 40% of the  related  Subordinate
         Percentage for such Distribution Date;

(iv)     for any  Distribution  Date  after the 96th  Distribution  Date but on or prior to the 108th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 20% of the  related  Subordinate
         Percentage for such Distribution Date; and

(v)      for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date;

provided, however,

         (i) that any scheduled reduction to the Senior Accelerated  Distribution  Percentage described above shall not occur as of any Distribution Date unless either:

                  (a)(1)(X)  the  outstanding  principal  balance of the  Mortgage  Loans in the related Loan Group delinquent 60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor  is in  bankruptcy  and any REO  Property)
         averaged  over the last six months,  as a percentage of the aggregate  outstanding  Certificate  Principal
         Balance  of the  related  Subordinate  Certificates,  is less  than 50% or (Y) the  outstanding  principal balance of Mortgage Loans in the related Loan Group  delinquent 60 days or more (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed  or otherwise  liquidated,  or with respect to which the
         Mortgagor is in  bankruptcy  and any REO Property)  averaged over the last six months,  as a percentage of the  aggregate  outstanding  principal  balance of all Mortgage  Loans in the related Loan Group  averaged over the last six  months,  does not  exceed  2% and (2)  Realized  Losses  on the  Mortgage  Loans in the
         related Loan Group to date for such  Distribution  Date if occurring  during the sixth,  seventh,  eighth, ninth or tenth year (or any year  thereafter)  after the Closing Date are less than 30%,  35%, 40%, 45% or
         50%,  respectively,  of the sum of the Initial  Certificate  Principal Balances of the related Subordinate
         Certificates; or

                  (b)(1) the outstanding  principal  balance of Mortgage Loans in the related Loan Group delinquent
         60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months,  as a  percentage  of the  aggregate  outstanding  principal  balance of all Mortgage
         Loans in the related  Loan Group  averaged  over the last six months,  does not exceed 4% and (2) Realized
         Losses on the Mortgage  Loans in the related Loan Group to date for such  Distribution  Date, if occurring during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after the Closing Date are less than 10%, 15%, 20%, 25% or 30%,  respectively,  of the sum of the Initial  Certificate  Principal
         Balances of the related Subordinate Certificates; and

         (ii) that for any  Distribution  Date on which the related  Senior  Percentage is greater than the related
Senior  Percentage  as of the Closing  Date,  the  related  Senior  Accelerated  Distribution  Percentage  for such
Distribution Date shall be 100%.

         Notwithstanding  the foregoing,  upon the reduction of the  Certificate  Principal  Balances of the Senior
Certificates  related to Loan Group I (other than the related Class A-P Certificates,  if any) to zero, the related
Senior Accelerated Distribution Percentage shall thereafter be 0%.

         With respect to any Distribution  Date occurring on or prior to the 60th  Distribution Date and Loan Group
II and Loan Group III,  100%.  With respect to any  Distribution  Date  thereafter and Loan Group II and Loan Group
III as follows:

(i)      for any  Distribution  Date  after  the 60th  Distribution  Date but on or prior to the 72nd  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 70% of the  related  Subordinate
         Percentage for such Distribution Date;

(ii)     for any  Distribution  Date  after  the 72nd  Distribution  Date but on or prior to the 84th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 60% of the  related  Subordinate
         Percentage for such Distribution Date;

(iii)    for any  Distribution  Date  after  the 84th  Distribution  Date but on or prior to the 96th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 40% of the  related  Subordinate
         Percentage for such Distribution Date;

(iv)     for any  Distribution  Date  after the 96th  Distribution  Date but on or prior to the 108th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 20% of the  related  Subordinate
         Percentage for such Distribution Date; and

(v)      for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date;

provided, however,

         (i) that any scheduled reduction to the Senior Accelerated  Distribution  Percentage described above shall not occur as of any Distribution Date unless either:

                  (a)(1)(X)  the  outstanding  principal  balance of the  Mortgage  Loans in Loan Group II and Loan
         Group III  delinquent  60 days or more  (including  Mortgage  Loans  which are in  foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO
         Property)  averaged over the last six months,  as a percentage of the  aggregate  outstanding  Certificate
         Principal  Balance  of the  related  Subordinate  Certificates,  is less  than 50% or (Y) the  outstanding principal  balance  of  Mortgage  Loans in Loan  Group II and Loan  Group III  delinquent  60 days or more
         (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor is in  bankruptcy  and any REO  Property)  averaged over the last six months,  as a percentage  of the aggregate  outstanding  principal  balance of all Mortgage  Loans in Loan
         Group II and Loan  Group III  averaged  over the last six  months,  does not  exceed  2% and (2)  Realized
         Losses on the  Mortgage  Loans in Loan Group II and Loan Group III to date for such  Distribution  Date if occurring  during the sixth,  seventh,  eighth,  ninth or tenth  year (or any year  thereafter)  after the
         Closing  Date  are  less  than  30%,  35%,  40%,  45% or  50%,  respectively,  of the  sum of the  Initial
         Certificate Principal Balances of the related Subordinate Certificates; or

                  (b)(1) the  outstanding  principal  balance of Mortgage Loans in Loan Group II and Loan Group III
         delinquent 60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor  is in  bankruptcy  and any REO  Property)
         averaged over the last six months, as a percentage of the aggregate  outstanding  principal balance of all
         Mortgage  Loans in Loan Group II and Loan Group III averaged over the last six months,  does not exceed 4%
         and (2)  Realized  Losses  on the  Mortgage  Loans in Loan  Group II and Loan  Group  III to date for such
         Distribution  Date,  if  occurring  during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after the Closing Date are less than 10%, 15%, 20%, 25% or 30%,  respectively,  of the sum of the Initial Certificate Principal Balances of the related Subordinate Certificates; and

         (ii) that for any  Distribution  Date on which the  weighted  average of the Senior  Percentages  for Loan
Group II and Loan Group III,  weighted on the basis of the Stated  Principal  Balances of the Mortgage Loans in the
related Loan Group excluding the Discount  Fraction of the Discount  Mortgage Loans exceeds the weighted average of the initial Senior Percentages,  calculated on that basis, each of the Senior Accelerated  Distribution Percentages for Loan Group II and Loan Group III for that Distribution Date will once again equal 100%.

                  Notwithstanding  the foregoing,  upon the reduction of the Certificate  Principal Balances of the
Senior Certificates  related to Loan Group II or Loan Group III (other than the related Class A-P Certificates,  if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

         Senior Certificate:  Any one of the Group I Senior Certificates,  Group II Senior Certificates,  Group III
Senior  Certificates,  Class  II-A-V  Certificates  or Class  II-A-P  Certificates,  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

         Senior Interest  Distribution  Amount: With respect to any Distribution Date and Loan Group, the amount of
Accrued  Certificate  Interest  required to be distributed from the related  Available  Distribution  Amount to the
Holders of the related Senior Certificates for that Distribution Date,  including,  with respect to the Certificate
Group relating to Loan Group I, the Accrual Distribution Amount.

         Senior  Percentage:  The Class I-A  Percentage,  Class  II-A  Percentage  or Class  III-A  Percentage,  as
applicable.

         Senior Principal  Distribution  Amount: With respect to any Distribution Date and Loan Group the lesser of
(a) the balance of the related  Available  Distribution  Amount  remaining  after the  distribution  of all amounts required to be  distributed  therefrom  pursuant to Section  4.02(a)(i) and Section  4.02(a)(ii)(X)  (excluding any amount distributable  pursuant to clause (E) of the definition of "Class A-P Principal  Distribution  Amount"), and
(b) the sum of the amounts required to be distributed to the Senior  Certificateholders  of the related Certificate
Group,  other than the Class I-A-P  Certificates,  on such Distribution  Date pursuant to Sections  4.02(a)(ii)(Y),
4.02(a)(xvi) and 4.02(a)(xvii).

         Senior Support Certificates:  Any of the Class I-A-16 Certificates.

         Subordinate  Certificate:  With  respect to Loan Group I, any one of the Class I-M  Certificates  or Class
I-B-1,  Class I-B-2 and Class I-B-3  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form  annexed  hereto as Exhibit B and Exhibit C,  respectively.  With  respect to
Loan  Group  II,  any  one of the  Class  II-M  Certificates  or  Class  II-B-1,  Class  II-B-2  and  Class  II-B-3
Certificates,  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         Subordinate  Class  Percentage:  With  respect  to any  Distribution  Date and any  Class  of  Subordinate
Certificates,  a  fraction,  expressed  as a  percentage,  the  numerator  of  which is the  aggregate  Certificate
Principal Balance of such Class of Subordinate  Certificates  immediately prior to such date and the denominator of which is the  aggregate  Stated  Principal  Balance of all of the Mortgage  Loans in the related Loan Group or Loan
Groups (or related REO Properties)  (other than the related  Discount  Fraction of each related  Discount  Mortgage
Loan) immediately prior to such Distribution Date.

         Subordinate  Percentage:  With  respect to any Loan Group,  as of any date of  determination  a percentage equal to 100% minus the related Senior Percentage as of that date.

         Subordinate  Principal  Distribution Amount: With respect to any Distribution Date and Loan Group and each
Class of related  Subordinate  Certificates,  (a) the sum of the following:  (i) such Class's pro rata share, based on the Certificate  Principal Balance of each Class of related  Subordinate  Certificates then outstanding,  of the aggregate  of the  amounts  calculated  (without  giving  effect  to  the  related  Senior  Percentages)  for  such

Distribution  Date for the related Loan Group under  clauses (1), (2) and (3) of Section  4.02(a)(ii)(Y)(A)  to the
extent not payable to the related Senior  Certificates;  (ii) such Class's pro rata share, based on the Certificate
Principal  Balance  of  each  Class  of  related  Subordinate  Certificates  then  outstanding,  of  the  principal collections  described in Section  4.02(a)(ii)(Y)(B)(b)  for the related Loan Group  (without  giving effect to the related Senior Accelerated  Distribution  Percentages) to the extent such collections are not otherwise distributed to the related Senior  Certificates;  (iii) the product of (x) the related Prepayment  Distribution  Percentage and
(y) the aggregate of all Principal  Prepayments in Full received in the related  Prepayment Period and Curtailments received in the preceding  calendar month for the related Loan Group (other than the related  Discount  Fraction of such  Principal  Prepayments  in Full and  Curtailments  with respect to a related  Discount  Mortgage Loan) to the extent not  payable to the  related  Senior  Certificates;  (iv) if such Class is the Class of related  Subordinate
Certificates  with the Highest  Priority,  any related  Excess  Subordinate  Principal  Amount for the related Loan
Group for such  Distribution  Date not paid to the related Senior  Certificates;  and (v) any amounts  described in clauses (i), (ii) and (iii) as determined for any previous  Distribution  Date,  that remain  undistributed  to the extent that such amounts are not  attributable  to Realized  Losses which have been allocated to a Class of related
Subordinate  Certificates  minus (b) the sum of (i) with respect to the Class of Subordinate  Certificates with the
Lowest  Priority,  any  related  Excess  Subordinate  Principal  Amount for such  Distribution  Date;  and (ii) the related  Capitalization  Reimbursement  Amount for such Loan Group and  Distribution  Date,  other than the related
Discount  Fraction of any portion of that amount  related to each  related  Discount  Mortgage  Loan in the related
Loan Group,  multiplied by a fraction,  the numerator of which is the Subordinate Principal Distribution Amount for such  Class  of  related  Subordinate  Certificates,  without  giving  effect  to  this  clause  (b)(ii),  and  the denominator  of which is the sum of the  principal  distribution  amounts  for all Classes of  Certificates  in the related  Certificate  Group (other than the Class A-P  Certificates),  without  giving effect to any reductions for the Capitalization Reimbursement Amount.

         Super Senior Certificates:  Any of the Class I-A-4 Certificates.

         Targeted  Principal  Balance:  With respect to any Distribution  Date, the amount set forth in Schedule II of the table entitled "Planned Principal  Balances and Targeted  Principal  Balances" in Exhibit Five opposite such date.

         Uncertificated  Accrued Interest:  With respect to each Distribution  Date, (i) as to each  Uncertificated
REMIC I  Regular  Interest  other  than each  Uncertificated  REMIC I Regular  Interest  Z, an amount  equal to the aggregate  amount of Accrued  Certificate  Interest that would result under the terms of the definition  thereof on the Related Classes of Certificates  (excluding any Interest Only  Certificates) if the  Pass-Through  Rate on such
Classes were equal to the Uncertificated  Pass-Through Rate on such Uncertificated  REMIC I Regular Interest,  (ii)
as to each  Uncertificated  REMIC I Regular  Interest Z and each  Uncertificated  REMIC III Regular Interest Z1, an amount equal to one month's interest at the Pool Strip Rate of the related  Mortgage Loan on the principal  balance of such Mortgage Loan reduced by such  Interest's  pro-rata  share of any prepayment  interest  shortfalls or other reductions  of  interest  allocable  to the Class  I-A-V  Certificates,  (iii) as to each  Uncertificated  REMIC II
Regular  Interest  other than each  Uncertificated  REMIC II Regular  Interest Z, an amount equal to the  aggregate amount of Accrued  Certificate  Interest that would result under the terms of the definition thereof on the Related
Classes of Certificates  (excluding any Interest Only  Certificates) if the Pass-Through  Rate on such Classes were equal to the  Uncertificated  Pass-Through  Rate on such  Uncertificated  REMIC II Regular  Interest and (iv) as to
each Uncertificated  REMIC II Regular Interest Z and each  Uncertificated  REMIC III Regular Interest Z2, an amount equal to one month's  interest  at the Pool Strip Rate of the related  Mortgage  Loan on the  principal  balance of such  Mortgage  Loan reduced by such  Interest's  pro-rata  share of any  prepayment  interest  shortfalls or other reductions of interest allocable to the Class II-A-V Certificates.

         Uncertificated  Pass-Through Rate: With respect to each of the  Uncertificated  REMIC I Regular Interests, other than the  Uncertificated  REMIC I Regular  Interests  Z, the per annum rate  specified in the  definition  of
Uncertificated  REMIC I Regular Interests.  With respect to each Uncertificated REMIC I Regular Interest Z and each
Uncertificated  REMIC III Regular  Interest Z1, the Pool Strip Rate for the related  Mortgage Loan. With respect to each of the  Uncertificated  REMIC II Regular Interests,  other than the Uncertificated  REMIC II Regular Interests
Z, the per annum rate specified in the definition of  Uncertificated  REMIC II Regular  Interests.  With respect to each  Uncertificated  REMIC II Regular Interest Z and each  Uncertificated  REMIC III Regular Interest Z2, the Pool
Strip Rate for the related Mortgage Loan.

         Uncertificated  Principal  Balance:  With  respect to each  Uncertificated  REMIC I Regular  Interest,  as defined in the definition of Uncertificated  REMIC I Regular Interest.  With respect to each  Uncertificated  REMIC
II Regular Interest, as defined in the definition of Uncertificated REMIC II Regular Interest.

         Uncertificated  REMIC I Regular Interests:  The  Uncertificated  REMIC I Regular Interests Z together with the interests  identified in the table below,  each  representing  an undivided  beneficial  ownership  interest in
REMIC I, and having the following characteristics:

         1.        The  principal  balance  from  time  to time of each  Uncertificated  REMIC I  Regular  Interest identified in the table below shall be the amount  identified as the Initial  Principal  Balance thereof in such  table,  minus the sum of (x) the  aggregate  of all amounts  previously  deemed distributed  with respect to such  interest and applied to reduce the  Uncertificated  Principal
                   Balance  thereof  pursuant to Section  10.04(a)(ii)  and (y) the aggregate of all  reductions in
                   Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses that
                   were   previously   deemed   allocated  to  the   Uncertificated   Principal   Balance  of  such
                   Uncertificated  REMIC I  Regular  Interest  pursuant  to  Section  10.04(d),  which  equals  the aggregate  principal  balance  of the  Classes  of  Certificates  identified  as related to such
                   Uncertificated REMIC I Regular Interest in such table.

         2.        The  Uncertificated   Pass-Through  Rate  for  each  Uncertificated  REMIC  I  Regular  Interest identified  in the table  below shall be the per annum rate set forth in the  Pass-Through  Rate column of such table.

         3.        The Uncertificated  REMIC I Distribution  Amount for each REMIC I Regular Interest identified in the table  below  shall be, for any  Distribution  Date,  the  amount  deemed  distributed  with respect to such  Uncertificated  REMIC I Regular Interest on such  Distribution Date pursuant to the provisions of Section 10.04(a).

---------------------------- ----------------------------------------- ---------------------- ------------------------
  Uncertificated REMIC I         Related Classes of Certificates         Pass-Through Rate       Initial Principal
     Regular Interest                                                                                 Balance
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             X               Class I-A-P                               0.00%                            $3,239,836.00
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             Y               Class I-A-1, Class I-A-2, Class I-A-3,    6.00%                          $746,990,842.48
                             Class I-A-4, Class I-A-5, Class I-A-6,
                             Class I-A-7, Class I-A-8, Class I-A-9,
                             Class I-A-10, Class I-A-11, Class
                             I-A-12, Class I-A-13, Class I-A-14,
                             Class I-A-15, Class I-A-16, Class
                             I-A-17, Class I-A-18, Class I-M-1,
                             Class I-M-2, Class I-M-3, Class I-B-1,
                             Class I-B-2, Class I-B-3
---------------------------- ----------------------------------------- ---------------------- ------------------------

         Uncertificated  REMIC II Regular  Interests:  The  Uncertificated  REMIC II Regular  Interests  Z together with the interests  identified in the table below, each representing an undivided  beneficial ownership interest in
REMIC II, and having the following characteristics:

         1.        The  principal  balance  from  time to time of each  Uncertificated  REMIC II  Regular  Interest identified in the table below shall be the amount  identified as the Initial  Principal  Balance thereof in such  table,  minus the sum of (x) the  aggregate  of all amounts  previously  deemed distributed  with respect to such  interest and applied to reduce the  Uncertificated  Principal
                   Balance  thereof  pursuant to Section  10.04(a)(ii)  and (y) the aggregate of all  reductions in
                   Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses that
                   were   previously   deemed   allocated  to  the   Uncertificated   Principal   Balance  of  such
                   Uncertificated  REMIC II  Regular  Interest  pursuant  to  Section  10.04(d),  which  equals the aggregate  principal  balance  of the  Classes  of  Certificates  identified  as related to such
                   Uncertificated REMIC II Regular Interest in such table.

         2.        The  Uncertificated  Pass-Through  Rate  for  each  Uncertificated  REMIC  II  Regular  Interest identified  in the table  below shall be the per annum rate set forth in the  Pass-Through  Rate column of such table.

         3.        The Uncertificated  REMIC II Distribution  Amount for each REMIC II Regular Interest  identified in the table below shall be, for any  Distribution  Date,  the amount  deemed  distributed  with respect to such  Uncertificated  REMIC II Regular Interest on such Distribution Date pursuant to the provisions of Section 10.04(a).

---------------------------- ----------------------------------------- ---------------------- ------------------------
  Uncertificated REMIC II        Related Classes of Certificates         Pass-Through Rate       Initial Principal
     Regular Interest                                                                                 Balance
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             X               Class II-A-P                              0.00%                            $1,618,238.00
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             Y               Class II-A-1, Class II-A-2, Class         5.50%                          $129,830,664.00
                             III-A-1, Class II-M-1, Class II-M-2,
                             Class II-M-3, Class II-B-1, Class
                             II-B-2, Class II-B-3, Class R-III
---------------------------- ----------------------------------------- ---------------------- ------------------------

         Uncertificated  REMIC  I  Regular  Interests  Z:  Each  of  the  3,457  uncertificated  partial  undivided beneficial  ownership  interests in the Trust Fund,  numbered  sequentially  from 1 to 3,457,  each relating to the particular  Mortgage  Loan  identified by such  sequential  number on the Mortgage  Loan  Schedule,  each having no principal  balance,  and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of
the related Mortgage Loan.

         Uncertificated  REMIC I Regular Interests Z Distribution  Amount:  With respect to any Distribution  Date, the sum of the  amounts  deemed  to be  distributed  on the  Uncertificated  REMIC I Regular  Interests  Z for such
Distribution Date pursuant to Section 10.04(a).

         Uncertificated REMIC I Regular Interest  Distribution  Amounts:  With respect to each Uncertificated REMIC
I Regular  Interest,  other  than the  Uncertificated  REMIC I Regular  Interests  Z, the amount  specified  as the
Uncertificated  REMIC  I  Regular  Interest   Distribution  Amount  with  respect  thereto  in  the  definition  of
Uncertificated  REMIC I Regular  Interests.  With respect to the  Uncertificated  REMIC I Regular  Interests Z, the
Uncertificated REMIC I Regular Interests Z Distribution Amount.

         Uncertificated  REMIC  II  Regular  Interests  Z:  Each  of  the  779  uncertificated   partial  undivided
beneficial  ownership  interests  in the Trust Fund,  numbered  sequentially  from 1 to 779,  each  relating to the particular  Mortgage  Loan  identified by such  sequential  number on the Mortgage  Loan  Schedule,  each having no principal  balance,  and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of
the related Mortgage Loan.

         Uncertificated  REMIC II Regular Interests Z Distribution  Amount:  With respect to any Distribution Date, the sum of the  amounts  deemed to be  distributed  on the  Uncertificated  REMIC II Regular  Interests  Z for such
Distribution Date pursuant to Section 10.04(a).

         Uncertificated  REMIC II Regular  Interest  Distribution  Amounts:  With  respect  to each  Uncertificated
REMIC II Regular  Interest,  other than the  Uncertificated  REMIC II Regular  Interests Z, the amount specified as the  Uncertificated  REMIC II Regular  Interest  Distribution  Amount with  respect  thereto in the  definition  of
Uncertificated  REMIC II Regular Interests.  With respect to the  Uncertificated  REMIC II Regular Interests Z, the
Uncertificated REMIC II Regular Interests Z Distribution Amount.

         Uncertificated  REMIC  III  Regular  Interests  Z1:  Each  of the  632  uncertificated  partial  undivided beneficial  ownership  interests  in REMIC III  numbered  sequentially  from 1  through  632 each  relating  to the identically  numbered  Uncertificated  REMIC I Regular  Interests Z, each having no  principal  balance and bearing interest  at a rate equal to the  related  Pool Strip Rate on the Stated  Principal  Balance of the  Mortgage  Loan
related to the identically  numbered  Uncertificated  REMIC I Regular  Interests Z, comprising such  Uncertificated
REMIC III Regular Interests Z1's pro rata share of the amount distributed pursuant to Section 10.04(a).

         Uncertificated  REMIC  III  Regular  Interests  Z2:  Each of the  1412  uncertificated  partial  undivided beneficial  ownership  interests  in REMIC III  numbered  sequentially  from 1 through  1412 each  relating  to the identically  numbered  Uncertificated  REMIC II Regular  Interests Z, each having no principal  balance and bearing interest  at a rate equal to the  related  Pool Strip Rate on the Stated  Principal  Balance of the  Mortgage  Loan
related to the identically  numbered  Uncertificated  REMIC II Regular Interests Z, comprising such  Uncertificated
REMIC III Regular Interests Z2's pro rata share of the amount distributed pursuant to Section 10.04(a).

         Uncertificated  REMIC III Regular Interests  Distribution  Amount:  With respect to any Distribution Date, the  sum  of  the  amounts  deemed  to be  distributed  on the  Uncertificated  REMIC  I  Regular  Interests  Z and
Uncertificated REMIC II Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

         Undercollateralized  Amount:  With respect any Certificate Group and Distribution  Date, the excess of (i)
the aggregate  Certificate  Principal  Balance of such  Certificate  Group over (ii) the aggregate Stated Principal
Balance of the Mortgage Loans in the related Loan Group,  in each case calculated on such  Distribution  Date after giving  effect to  distributions  to be made  thereon  (other than  amounts to be  distributed  pursuant to Section
4.02(m) on such Distribution Date).

         Undercollateralized  Certificate  Group:  With  respect any  Distribution  Date, a  Certificate  Group for which the related Undercollateralized Amount exceeds zero.

         Underwriters:  Deutsche  Bank  Securities  Inc.,  J.P.  Morgan  Securities  Inc. and  Residential  Funding
Securities Corporation.

         Yield  Maintenance  Agreement:  Each of the Class I-A-2 Yield  Maintenance  Agreement,  Class I-A-10 Yield
Maintenance Agreement, Class I-A-14 Yield Maintenance Agreement and Class I-A-17 Yield Maintenance Agreement

         Yield Maintenance  Agreement  Provider:  The Bank of New York or Bear Stearns Financial  Products Inc., as
applicable,  and its  successors  and  assigns or any party to any  replacement,  substitute,  collateral  or other arrangement in lieu thereof.

         Yield  Maintenance  Payment:  For any  Distribution  Date,  the payment,  if any, due under the applicable
Yield Maintenance Agreement in respect of such Distribution Date.

Section  1.02     Use of Words and Phrases.

         "Herein,"  "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter"  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

                  Section 1.03.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the  Pass-Through  Rates on the Adjustable Rate  Certificates  for
any Interest  Accrual  Period  (other than the initial  Interest  Accrual  Period) will be  determined as described below:

         On each  Distribution  Date,  LIBOR shall be  established  by the Trustee and, as to any Interest  Accrual
Period,  will equal the rate for one month United  States dollar  deposits  that appears on the Dow Jones  Telerate
Screen Page 3750 as of 11:00 a.m.,  London time,  on the second  LIBOR  Business Day prior to the first day of such
Interest Accrual Period ("LIBOR Rate Adjustment  Date").  "Telerate Screen Page 3750" means the display  designated as page 3750 on the  Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of displaying  London interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered,  any other service for  displaying  LIBOR or  comparable  rates as may be selected by the Trustee after  consultation  with the Master
Servicer),  the rate will be the Reference Bank Rate. The "Reference  Bank Rate" will be determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the  reference  banks  (which shall be any three major banks that are engaged in transactions in the London interbank market,  selected by the Trustee after  consultation with the Master  Servicer) as of 11:00 a.m.,  London time,  on the day that is one LIBOR  Business Day prior to the immediately  preceding  Distribution  Date to prime banks in the London  interbank market for a period of one month in amounts  approximately equal to the aggregate  Certificate Principal Balance of the Adjustable Rate Certificates
then  outstanding.  The Trustee will request the principal  London office of each of the reference banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two  quotations are provided as  requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major  banks in New York
City,  selected by the Trustee after  consultation with the Master Servicer,  as of 11:00 a.m., New York City time, on such  date  for  loans  in U.S.  Dollars  to  leading  European  banks  for a period  of one  month  in  amounts approximately  equal to the aggregate  Certificate  Principal  Balance of the  Adjustable  Rate  Certificates  then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date, or, in the case of the first LIBOR Rate Adjustment Date, 4.57% per annum;  provided,  however, if, under the priorities described above,  LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution  Date, the Trustee shall,  after  consultation with the Master Servicer,  select an alternative  comparable index (over which the Trustee has no control),  used for determining  one-month  Eurodollar lending rates that is  calculated  and published (or otherwise  made  available) by an  independent  party.  "LIBOR
Business  Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking  institutions  in the city of London, England are required or authorized by law to be closed.

         The  establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment  Date and the Master  Servicer's
subsequent  calculation of the Pass-Through  Rates  applicable to each of the Adjustable Rate  Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly  following each LIBOR Rate  Adjustment Date the Trustee shall supply the Master Servicer with the
results  of  its   determination   of  LIBOR  on  such  date.   Furthermore,   the  Trustee   will  supply  to  any
Certificateholder  so  requesting  by telephone by calling  (800)  934-6802 the  Pass-Through  Rates on each of the
Adjustable Rate Certificates for the current and the immediately preceding Interest Accrual Period.

                                                     ARTICLE II
                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section  2.01     Conveyance of Mortgage Loans.

         (a) (See Section 2.01(a) of the Standard Terms).

         (b) (See Section 2.01(b) of the Standard Terms).

         (c) (See Section 2.01(b) of the Standard Terms).

         (d) (See Section 2.01(d) of the Standard Terms).

         (e) (See Section 2.01(e) of the Standard Terms).

         (f) (See Section 2.01(f) of the Standard Terms).

         (g) (See Section 2.01(g) of the Standard Terms).

         (h) (See Section 2.01(h) of the Standard Terms).

         (i) In connection with such assignment,  and  contemporaneously  with the delivery of this Agreement,  the
Company  delivered  or caused to be  delivered  hereunder to the Trustee,  the Yield  Maintenance  Agreements  (the
delivery of which shall  evidence  that the fixed  payment for each of the Yield  Maintenance  Agreements  has been paid and the Trustee and the Trust Fund shall have no further  payment  obligation  thereunder  and that such fixed payment has been authorized hereby).

Section  2.02     Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section  2.03     Representations, Warranties and Covenants
of the Master Servicer and the Company.

(a)      For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the
Standard Terms.

(b)      The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of  principal  and interest as of the Cut-off
         Date and no  Mortgage  Loan has been so  Delinquent  more than once in the  12-month  period  prior to the
         Cut-off Date;

(ii)     The  information  set forth in Exhibit  One hereto  with  respect to each  Mortgage  Loan or the  Mortgage
         Loans,  as the case may be, is true and correct in all material  respects at the date or dates  respecting which such information is furnished;

(iii)    The Mortgage Loans are  fully-amortizing  (subject to interest only periods,  if  applicable),  fixed-rate mortgage loans with level Monthly  Payments due, with respect to a majority of the Mortgage  Loans, on the first day of each month and terms to maturity at  origination or  modification  of not more than 30 years, in the case of Group I Loans, and 15 years, in the case of Group II Loans and Group III Loans;

(iv)     To the best of the Company's  knowledge,  except in the case of one loan  representing 0.1% of the Group I
         Loans, if a Group I Loan is secured by a Mortgaged  Property with a Loan-to-Value  Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary  Insurance  Policy that insures (a) at least
         30% of the Stated  Principal  Balance of the Mortgage Loan at  origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  (b) at least 25% of the Stated  Principal  Balance of the  Mortgage  Loan at
         origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,  (c) at least 12% of such balance if the  Loan-to-Value  Ratio  is  between  90.00%  and  85.01%  and (d) at least  6% of such  balance  if the
         Loan-to-Value  Ratio is between  85.00%  and  80.01%;  and , if a Group II Loan is secured by a  Mortgaged
         Property with a  Loan-to-Value  Ratio at  origination  in excess of 80%, such Mortgage Loan is the subject of a Primary  Insurance  Policy  that  insures  (a) at least 35% of the  Stated  Principal  Balance of the
         Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30%
         of the  Stated  Principal  Balance of the  Mortgage  Loan at  origination  if the  Loan-to-Value  Ratio is between 95.00% and 90.01%,  (c) at least 25% of such balance if the Loan-to-Value  Ratio is between 90.00%
         and  85.01%  and (d) at least  12% of such  balance  if the  Loan-to-Value  Ratio is  between  85.00%  and
         80.01%.  To the best of the Company's  knowledge,  each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)      The issuers of the Primary Insurance Policies are insurance  companies whose  claims-paying  abilities are currently acceptable to each Rating Agency;

(vi)     No more than 0.4% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are
         secured by Mortgaged  Properties located in any one zip code area in California,  and no more than 0.1% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged
         Properties  located in any one zip code area outside  California;  no more than 1.2% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area in  Florida,  and no more than  0.9% of the  Group II Loans by  aggregate  Stated
         Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area outside Florida;  no more than 3.6% of the Group III Loans by aggregate  Stated Principal  Balance as of the Cut-off  Date are secured by  Mortgaged  Properties  located in any one zip code area in  Missouri, and no more than 2.9% of the Group III Loans by  aggregate  Stated  Principal  Balance  as of the  Cut-off
         Date are secured by Mortgaged Properties located in any one zip code area outside Missouri;

(vii)    The  improvements  upon the  Mortgaged  Properties  are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under the National Flood Insurance
         Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty  insurance at the
         Mortgagor's  expense,  and on the Mortgagor's  failure to do so,  authorizes the holder of the Mortgage to obtain and maintain such  insurance at the  Mortgagor's  expense and to seek  reimbursement  therefor from the Mortgagor;

(viii)   Immediately  prior to the assignment of the Mortgage Loans to the Trustee,  the Company had good title to, and was the sole  owner of,  each  Mortgage  Loan  free and  clear of any  pledge,  lien,  encumbrance  or security interest (other than rights to servicing and related  compensation)  and such assignment  validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security interest;

(ix)     Approximately  41.72% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date were underwritten under a reduced loan documentation  program,  approximately  15.67% of the Group I Loans by aggregate Stated Principal  Balance as of the Cut-off Date were  underwritten  under a no-stated income program,  and  approximately  18.10% of the Group I Loans by aggregate Stated Principal  Balance as of the
         Cut-off Date were underwritten  under a no income/no asset program;  approximately  39.90% of the Group II
         Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date were  underwritten  under a reduced loan  documentation  program,  approximately  11.80% of the Group II Loans by aggregate  Stated  Principal
         Balance as of the Cut-off  Date were  underwritten  under a no-stated  income  program,  and 19.51% of the
         Group II Loans were  underwritten  under a no income/no  asset program;  and  approximately  53.49% of the
         Group II Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date were  underwritten  under a reduced  loan  documentation  program,  approximately  18.85%  of the Group II Loans by  aggregate  Stated
         Principal  Balance as of the Cut-off Date were  underwritten  under a no-stated income program,  and 5.16%
         of the Group II Loans were underwritten under a no income/no asset program;

(x)      Except with respect to approximately  21.47% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date,  approximately  18.70% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off  Date and 100.00% of the Group III Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date, the Mortgagor  represented in its loan  application with respect to the related Mortgage
         Loan that the Mortgaged Property would be owner-occupied;

(xi)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
         Regulations  Section  1.860G-2(a)(1),  (2),  (4),  (5) and (6),  without  reliance  on the  provisions  of
         Treasury  Regulation Section  1.860G-2(a)(3) or Treasury  Regulation  Section  1.860G-2(f)(2) or any other provision  that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding  its failure to meet the  requirements of Section  860G(a)(3)(A)  of the Code and Treasury  Regulation  Section
         1.860G-2(a)(1), (2), (4), (5) and (6);

(xiii)   A policy of title  insurance  was  effective  as of the  closing  of each  Mortgage  Loan and is valid and binding and remains in full force and effect,  unless the  Mortgaged  Properties  are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)    Approximately  0.1% of the Group I Loans by aggregate Stated Principal  Balance as of the Cut-off Date are
         Cooperative  Loans;  with respect to a Mortgage Loan that is a Cooperative  Loan,  the  Cooperative  Stock that is  pledged  as  security  for the  Mortgage  Loan is held by a person  as a  tenant-stockholder  (as defined in Section 216 of the Code) in a  cooperative  housing  corporation  (as defined in Section 216 of the Code);

(xv)     With respect to each Mortgage Loan originated  under a "streamlined"  Mortgage Loan program (through which no new or updated  appraisals  of Mortgaged  Properties  are obtained in connection  with the  refinancing thereof),  the related Seller has represented that either (a) the value of the related Mortgaged  Property as of the date the Mortgage Loan was  originated  was not less than the  appraised  value of such property at the  time  of  origination  of the  refinanced  Mortgage  Loan or (b) the  Loan-to-Value  Ratio  of the
         Mortgage  Loan  as of the  date  of  origination  of the  Mortgage  Loan  generally  meets  the  Company's underwriting guidelines;

(xvi)    Interest on each Mortgage  Loan is  calculated on the basis of a 360-day year  consisting of twelve 30-day months;

(xvii)   None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii)  None of the Mortgage Loans has been made to an International  Borrower,  and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix)    No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government; and

(xx)     None of the Mortgage  Loans is an Additional  Collateral  Loan and none of the Mortgage Loans is a Pledged
         Asset Loan.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(b)  shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon  discovery by any of the Company,  the Master  Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give prompt written  notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement);  provided, however,  that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such  breach  shall  give such  notice  within  five days of  discovery.  Within 90 days of its discovery  or its  receipt of notice of breach,  the  Company  shall  either (i) cure such  breach in all  material respects  or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in Section  2.02;  provided  that the Company  shall have the option to  substitute  a  Qualified  Substitute
Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing
Date;  provided  that if the  omission  or defect  would  cause the  Mortgage  Loan to be other  than a  "qualified mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions by Residential  Funding.  It is understood and agreed that the  obligation  of the Company to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing  shall  constitute  the sole remedy  respecting  such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

Section  2.04     Representations and Warranties of Sellers.(See Section 2.04 of the Standard Terms)

Section  2.05     Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in
REMIC I and REMIC II.

         The Trustee  acknowledges  the  assignment  to it of the  Mortgage  Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all  other  assets  included  in the  Trust  Fund  and/or  the  applicable  REMIC,  receipt  of which is  hereby acknowledged.  Concurrently  with such  delivery and in exchange  therefor,  the  Trustee,  pursuant to the written request of the Company  executed by an officer of the  Company,  has executed  and caused to be  authenticated  and delivered to or upon the order of the Company (i) the Class R-I  Certificates  in  authorized  denominations  which together with the Uncertificated  REMIC I Regular Interests,  evidence the beneficial  interest in REMIC I and (ii)
the Class R-II Certificates in authorized  denominations  which together with the  Uncertificated  REMIC II Regular
Interests, evidence the beneficial interest in REMIC II.

Section  2.06     Conveyance of Uncertificated REMIC I Regular Interests and REMIC II Regular Interests;
Acceptance by the Trustee.

         The Company,  as of the Closing  Date,  and  concurrently  with the execution  and delivery  hereof,  does hereby  assign  without  recourse  all the right,  title and  interest of the Company in and to the  Uncertificated
REMIC I Regular Interests and the  Uncertificated  REMIC II Regular Interests to the Trustee for the benefit of the
Holders of each Class of  Certificates  (other than the Class R-I  Certificates  and the Class R-II  Certificates).
The Trustee  acknowledges  receipt of the Uncertificated  REMIC I Regular Interests and the Uncertificated REMIC II
Regular  Interests  and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates  (other than the Class R-I  Certificates and the Class
R-II  Certificates).  The  rights  of the  Holders  of each  Class  of  Certificates  (other  than  the  Class  R-I
Certificates and the Class R-II  Certificates) to receive  distributions  from the proceeds of REMIC III in respect of such Classes,  and all  ownership  interests of the Holders of such Classes in such  distributions,  shall be as set forth in this Agreement.

Section  2.07     Issuance of Certificates Evidencing Interest in REMIC III.

         The Trustee  acknowledges  the assignment to it of the  Uncertificated  REMIC I Regular  Interests and the
Uncertificated  REMIC II Regular Interests and,  concurrently  therewith and in exchange therefor,  pursuant to the written  request of the Company  executed by an officer of the  Company,  the Trustee has executed and caused to be authenticated  and  delivered  to or upon the order of the  Company,  all Classes of  Certificates  (other than the
Class  R-I  Certificates  and the  Class  R-II  Certificates)  in  authorized  denominations,  which  evidence  the beneficial interest in the entire REMIC III.

Section  2.08     Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

                  Section 2.09.  Agreement Regarding Ability to Disclose.

                  The  Company,  the Master  Servicer  and the  Trustee  hereby  agree,  notwithstanding  any other express or implied  agreement to the contrary,  that any and all Persons,  and any of their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax  structure" are defined under Treasury Regulation ss. 1.6011-4(c).

                                                   ARTICLE III
                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

                                      (See Article III of the Standard Terms)

                                                    ARTICLE IV
                                          PAYMENTS TO CERTIFICATEHOLDERS

Section  4.01     Certificate Account.  (See Section 4.01 of the Standard Terms).

Section  4.02     Distributions.

(a)      On each  Distribution  Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the  Trustee)  shall  distribute  to the  Master  Servicer,  in the  case of a  distribution  pursuant  to  Section
4.02(a)(iii)  below,  and to each  Certificateholder  of record on the next  preceding  Record  Date (other than as provided  in Section  9.01  respecting  the final  distribution)  either in  immediately  available  funds (by wire transfer or  otherwise)  to the account of such  Certificateholder  at a bank or other  entity  having  appropriate facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified  the Master  Servicer  or the Paying  Agent by the
Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate
Register such  Certificateholder's  share (which share (A) with respect to each Class of  Certificates  (other than any  Subclass  of the  Class  A-V  Certificates),  shall be  based on the  aggregate  of the  Percentage  Interests represented  by  Certificates  of the  applicable  Class held by such Holder or (B) with respect to any Subclass of the Class A-V  Certificates,  shall be equal to the  amount (if any)  distributed  pursuant  to Section  4.02(a)(i)
below to each Holder of a Subclass thereof) of the following  amounts,  in the following order of priority (subject to the  provisions  of  Section  4.02(b),  (c),  (e) and (k)  below),  in each case to the  extent  of the  related
Available Distribution Amount remaining:

(i)      (X)               from the Available  Distribution  Amount (other than the Aggregate Accrual  Distribution
         Amount)  related to the Loan Group I together with the Yield  Maintenance  Payments which shall be applied in accordance with Sections  4.02(h) and 4.09), to the holders of the Group I Senior  Certificates  (other than the Class I-A-P  Certificates)  Accrued  Certificate  Interest on such  Classes of  Certificates  (or
         Subclasses,  if any, with respect to the Class I-A-V  Certificates) for such  Distribution  Date, plus any
         Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous  Distribution  Date except as provided in the last paragraph of this Section 4.02(a);

                           (Y)      from  the  Available  Distribution  Amount  related  to Loan  Group II , to the holders of the Group II Senior Certificates  Accrued Certificate  Interest on such Classes of Certificates for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

                           (Z)      from the  Available  Distribution  Amount  related to each of Loan Group II and
         Loan Group III, on a parity with the distributions in Sections  4.02(a)(i)(Y) and 4.02 (a)(i)(AA),  to the
         holders of the Class II-A-V Certificates  Accrued  Certificate  Interest on such Class of Certificates for such Distribution Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous
         Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                           (AA)     from the Available  Distribution  Amount  related to the Loan Group III, to the holders of the Group III Senior Certificates  Accrued  Certificate  Interest on such Class of Certificates for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

(ii)     (X)               to the Class  I-A-P  Certificates  from the  Available  Distribution  Amounts  from Loan
         Group I and to the Class II-A-P  Certificates,  from the Available  Distribution Amounts for Loan Group II and Loan  Group III,  the Class A-P  Principal  Distribution  Amount  for the  related  Loan Group or Loan
         Groups (applied to reduce the Certificate Principal Balance of the related Class A-P Certificates); and

                           (Y)      to the  Senior  Certificates  (other  than the Class A-P  Certificates  and the
         Class A-V  Certificates)  of each  Certificate  Group,  from the  Available  Distribution  Amount  for the related  Loan Group in the  priorities  and amounts set forth in Section  4.02(b) and (c),  the sum of the following  (applied  to  reduce  the  Certificate  Principal  Balances  of such  Senior  Certificates,  as applicable):

                           (A)      the related Senior Percentage for such Distribution Date and Loan Group, as applicable, times the sum of the following:

                                    (1)     the  principal  portion of each Monthly  Payment due during the related
                           Due Period on each  Outstanding  Mortgage Loan in the related Loan Group (other than the related  Discount  Fraction of the  principal  portion of such payment with respect to a
                           Discount  Mortgage  Loan,  if any),  whether or not  received on or prior to the related
                           Determination Date;

                                    (2)     the Stated  Principal  Balance of any Mortgage Loan in the related Loan
                           Group  repurchased  during  the  preceding  calendar  month  (or  deemed to have been so repurchased in accordance  with Section  3.07(b))  pursuant to Section 2.02,  2.03, 2.04 or  4.07  and  the  amount  of any  shortfall  deposited  in the  Custodial  Account  in connection  with  the  substitution  of a  Deleted  Mortgage  Loan  in such  Loan  Group pursuant to Section  2.03 or 2.04 during the  preceding  calendar  month (other than the related  Discount  Fraction of such Stated  Principal  Balance or shortfall with respect to each Discount Mortgage Loan, if any); and

                                    (3)     the  principal  portion  of all other  unscheduled  collections  (other than Principal  Prepayments in Full and  Curtailments and amounts received in connection with a Cash  Liquidation  or REO  Disposition  of a Mortgage  Loan  described in Section
                           4.02(a)(ii)(Y)(B)  of this Series  Supplement,  including without  limitation  Insurance
                           Proceeds,  Liquidation  Proceeds  and REO  Proceeds)  with  respect to the related  Loan
                           Group,  including  Subsequent  Recoveries,  received during the preceding calendar month
                           (or deemed to have been so received in  accordance  with Section  3.07(b)) to the extent applied by the Master  Servicer as recoveries of principal of the related  Mortgage Loan pursuant  to  Section  3.14 of the  Standard  Terms  (other  than the  related  Discount
                           Fraction of the  principal  portion of such  unscheduled  collections,  with  respect to each Discount Mortgage Loan, if any, in the related Loan Group);

                           (B)      with respect to each  Mortgage  Loan in the related Loan Group for which a Cash
                  Liquidation or a REO Disposition  occurred during the preceding  calendar month (or was deemed to have occurred  during such period in accordance  with Section  3.07(b) of the Standard  Terms) an amount  equal to the lesser of (a) the  related  Senior  Percentage  for such  Distribution  Date times the Stated  Principal  Balance of such  Mortgage  Loan  (other  than the  related  Discount
                  Fraction of such Stated Principal  Balance,  with respect to each Discount Mortgage Loan) and (b)
                  the related  Senior  Accelerated  Distribution  Percentage for such  Distribution  Date times the related unscheduled  collections  (including without limitation  Insurance Proceeds,  Liquidation
                  Proceeds  and REO  Proceeds)  to the extent  applied  by the Master  Servicer  as  recoveries  of principal of the related  Mortgage Loan  pursuant to Section 3.14 of the Standard  Terms (in each case  other  than the  portion  of such  unscheduled  collections,  with  respect  to a  Discount
                  Mortgage  Loan,  included in clause (C) of the  definition  of Class A-P  Principal  Distribution
                  Amount);.

                           (C)      the related Senior  Accelerated  Distribution  Percentage for such Distribution
                  Date times the  aggregate of all Principal  Prepayments  in Full with respect to the related Loan
                  Group  received in the related  Prepayment  Period and  Curtailments  with respect to the related
                  Loan Group  received in the preceding  calendar month (other than the related  Discount  Fraction of such Principal  Prepayments in Full and  Curtailments,  with respect to each Discount Mortgage
                  Loan in the related Loan Group);

                           (D)      any portion of the Excess  Subordinate  Principal Amount for such  Distribution
                  Date allocated with respect to such Loan Group; and

                           (E)      amounts allocated to the related Certificate Group, as applicable,  pursuant to
                  Section 4.02(m); and

                           (F)      any amounts described in subsection  (ii)(Y),  clauses (A), (B) and (C) of this
                  Section  4.02(a),  as determined for any previous  Distribution  Date,  which remain unpaid after application  of amounts  previously  distributed  pursuant  to this clause (F) to the extent that such  amounts  are  not  attributable  to  Realized  Losses  which  have  been  allocated  to the
                  Subordinate Certificates; minus;

                           (G)      the related  Capitalization  Reimbursement  Amount for such Distribution  Date, other than the related  Discount  Fraction of any portion of that amount related to each Discount
                  Mortgage  Loan,  if any, in the related Loan Group,  multiplied  by a fraction,  the numerator of which is the Senior  Principal  Distribution  Amount,  without  giving effect to this clause (G), and the  denominator  of which is the sum of the principal  distribution  amounts for all Classes of  related  Certificates  other  than the  related  Class  A-P  Certificates,  payable  from the
                  Available  Distribution  Amount  for  the  related  Loan  Group  without  giving  effect  to  any reductions for the Capitalization Reimbursement Amount;

(iii)    if the Certificate  Principal Balances of the Subordinate  Certificates  relating to a Loan Group have not been reduced to zero, to the Master  Servicer or a Subservicer,  by remitting for deposit to the Custodial
         Account,  to the extent of and in reimbursement for any Advances or Subservicer  Advances  previously made with respect to any related  Mortgage Loan or REO Property which remain  unreimbursed  in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property;

(iv)     to the Holders of the Class I-M-1  Certificates  or the Class  II-M-1  Certificates,  as  applicable,  the
         Accrued  Certificate  Interest thereon for such Distribution Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v)      to the Holders of the Class  I-M-1  Certificates  or the Class  II-M-1  Certificates,  as  applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of Certificates for each  related Loan Group for such  Distribution  Date,  minus (y) the amount of any related  Class A-P
         Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all  previous  Distribution
         Dates, to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(vii),  (ix), (xi),
         (xiii),  (xiv) and (xv) of this Series Supplement are insufficient  therefor,  applied in reduction of the
         Certificate  Principal  Balance of the Class  I-M-1  Certificates  or the Class  II-M-1  Certificates,  as
         applicable;

(vi)     to the Holders of the Class I-M-2  Certificates  or the Class  II-M-2  Certificates,  as  applicable,  the
         Accrued  Certificate  Interest thereon for such Distribution Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii)    to the Holders of the Class  I-M-2  Certificates  or the Class  II-M-2  Certificates,  as  applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of Certificates for each  related Loan Group for such  Distribution  Date,  minus (y) the amount of any related  Class A-P
         Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all  previous  Distribution
         Dates,  to the extent the  amounts  available  pursuant  to clause (x) of  Sections  4.02(a)  (ix),  (xi),
         (xiii),  (xiv) and (xv) are  insufficient  therefor,  applied in  reduction of the  Certificate  Principal
         Balance of the Class I-M-2 Certificates or the Class II-M-2 Certificates, as applicable;

(viii)   to the Holders of the Class I-M-3  Certificates  or the Class  II-M-3  Certificates,  as  applicable,  the
         Accrued  Certificate  Interest thereon for such Distribution Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix)     to the Holders of the Class  I-M-3  Certificates  or the Class  II-M-3  Certificates,  as  applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of Certificates for each  related  Loan Group for such  Distribution  Date minus (y) the amount of any  related  Class A-P
         Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all  previous  Distribution
         Dates, to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(xi),  (xiii), (xiv)
         and (xv) are  insufficient  therefor,  applied in reduction of the  Certificate  Principal  Balance of the
         Class I-M-3 Certificates or the Class II-M-3 Certificates, as applicable;

(x)      to the Holders of the Class I-B-1  Certificates  or the Class  II-B-1  Certificates,  as  applicable,  the
         Accrued  Certificate  Interest thereon for such Distribution Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi)     to the Holders of the Class  I-B-1  Certificates  or the Class  II-B-1  Certificates,  as  applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of Certificates for each  related  Loan Group for such  Distribution  Date minus (y) the amount of any  related  Class A-P
         Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all  previous  Distribution
         Dates, to the extent the amounts  available  pursuant to clause (x) of Sections  4.02(a)(xiii),  (xiv) and
         (xv) are insufficient  therefor,  applied in reduction of the Certificate  Principal  Balance of the Class
         I-B-1 Certificates or the Class II-B-1 Certificates, as applicable;

(xii)    to the Holders of the Class I-B-2  Certificates  or the Class  II-B-2  Certificates,  as  applicable,  the
         Accrued  Certificate  Interest thereon for such Distribution Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii)   to the Holders of the Class  I-B-2  Certificates  or the Class  II-B-2  Certificates,  as  applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of Certificates for each  related  Loan Group for such  Distribution  Date minus (y) the amount of any  related  Class A-P
         Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all  previous  Distribution
         Dates, to the extent the amounts  available  pursuant to clause (x) of Sections  4.02(a)(xiv) and (xv) are insufficient  therefor,  applied in  reduction  of the  Certificate  Principal  Balance of the Class I-B-2
         Certificates or the Class II-B-2 Certificates, as applicable;

(xiv)    to the Holders of the Class  I-B-3  Certificates  or the Class  II-B-3  Certificates,  as  applicable,  an amount  equal to (x) the  Accrued  Certificate  Interest  thereon  for such  Distribution  Date,  plus any
         Accrued  Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date,  except as provided  below,  minus  (y)  the  amount  of  any  related  Class  A-P  Collection  Shortfalls  for  such
         Distribution  Date or remaining  unpaid for all  previous  Distribution  Dates,  to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

(xv)     to the Holders of the Class  I-B-3  Certificates  or the Class  II-B-3  Certificates,  as  applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of Certificates for each  related  Loan Group for such  Distribution  Date minus (y) the amount of any  related  Class A-P
         Collection  Shortfalls for such Distribution Date or remaining unpaid for all previous  Distribution Dates applied in reduction of the  Certificate  Principal  Balance of the Class I-B-3  Certificates or the Class
         II-B-3 Certificates, as applicable;

(xvi)    to the  Senior  Certificates,  on a pro  rata  basis  in  accordance  with  their  respective  outstanding
         Certificate  Principal  Balances,  the  portion,  if any, of the  Available  Distribution  Amounts for the
         related  Loan Group  remaining  after the  foregoing  distributions,  applied  to reduce  the  Certificate
         Principal  Balances  of  such  Senior  Certificates,  but in no  event  more  than  the  aggregate  of the outstanding Certificate Principal Balances of each such Class of Senior Certificates,  and thereafter,  to each  Class of  related  Subordinate  Certificates  then  outstanding  beginning  with such Class with the
         Highest Priority,  any portion of the related Available  Distribution  Amounts remaining after the related
         Senior  Certificates have been retired,  applied to reduce the Certificate  Principal Balance of each such
         Class  of  related  Subordinate  Certificates,  but in no event  more  than  the  outstanding  Certificate
         Principal Balance of each such Class of Subordinate Certificates; and

(xvii)   to the Class R-III Certificates,  the balance, if any, of the Available  Distribution Amounts for all Loan
         Groups.

         Notwithstanding  the  foregoing,  on  any  Distribution  Date,  with  respect  to  the  Class  of  related
Subordinate  Certificates  outstanding  on such  Distribution  Date with the Lowest  Priority,  or in the event the related Subordinate  Certificates are no longer outstanding,  the related Senior Certificates,  Accrued Certificate
Interest thereon  remaining  unpaid from any previous  Distribution  Date will be distributable  only to the extent that (1) a shortfall in the amounts  available  to pay Accrued  Certificate  Interest on any Class of  Certificates
results from an interest rate  reduction in connection  with a Servicing  Modification,  or (2) such unpaid Accrued
Certificate  Interest was  attributable  to interest  shortfalls  relating to the failure of the Master Servicer to make any required  Advance,  or the  determination  by the Master  Servicer  that any proposed  Advance  would be a
Nonrecoverable  Advance with respect to the related  Mortgage  Loan where such  Mortgage  Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance Proceeds and REO
Proceeds have not yet been distributed to the Certificateholders.

(b)      For the Group I Senior Certificates, prior to the occurrence of the Credit Support Depletion Date:

(i)      the Class A-P  Principal  Distribution  Amount for Loan Group I shall be  distributed  to the Class  I-A-P
     Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(ii)     an amount  equal to the  Class  I-A-13  Accrual  Distribution  Amount  shall be  distributed  to the Class
     I-A-10, Class I-A-12, Class I-A-14 and Class I-A-17 Certificates in the following manner:

(A)        if the principal balance of the Mortgage Loans in Loan Group I for that Distribution Date is less than or equal to the Jump Scheduled Balance for that Distribution Date, then such amount shall be distributed in the following order an priority:

(a)      first, to the Class I-A-12  Certificates until the Certificate  Principal Balance thereof has been reduced to zero; and

(b)      second, to the Class I-A-10, Class I-A-14,  Class I-A-17  Certificates,  on a pro rata basis in accordance with  their  respective  Certificate  Principal  Balances,  until the  Certificate  Principal
                      Balances thereof have been reduced to zero;

(B)        if the principal  balance of the Mortgage  Loans in Loan Group I for that  Distribution  Date is greater than the Jump Scheduled  Balance for that  Distribution  Date,  then such amount shall be distributed in the following order an priority:

(a)      first, to the Class I-A-10,  Class I-A-14,  Class I-A-17  Certificates,  on a pro rata basis in accordance with  their  respective  Certificate  Principal  Balances,  until the  Certificate  Principal
                      Balances thereof have been reduced to zero; and

(b)      second,  to the Class  I-A-12  Certificates  until the  Certificate  Principal  Balance  thereof  has been reduced to zero;

(iii)    an amount  equal to the  Class  I-A-12  Accrual  Distribution  Amount  shall be  distributed  to the Class
     I-A-10, Class I-A-14 and Class I-A-17 Certificates in the following manner and priority;

(A)        if the  principal  balance of the  Mortgage  Loans in Loan  Group I for that  Distribution  Date,  after giving effect to the  application of the Class I-A-13 Accrual  Distribution  Amount,  is less than or equal  to the  Jump  Scheduled  Balance  for  that  Distribution  Date,  then  such  amount  shall be distributed in the following order and priority:

(a)      first, to the Class I-A-12  Certificates until the Certificate  Principal Balance thereof has been reduced to zero; and

(b)      second, to the Class I-A-10, Class I-A-14,  Class I-A-17  Certificates,  on a pro rata basis in accordance with  their  respective  Certificate  Principal  Balances,  until the  Certificate  Principal
                      Balances thereof have been reduced to zero;

(B)        if the  principal  balance of the  Mortgage  Loans in Loan  Group I for that  Distribution  Date,  after giving effect to the  application of the Class I-A-13 Accrual  Distribution  Amount,  is greater than the Jump Scheduled Balance for that  Distribution  Date, then such amount shall be distributed in the following order and priority:

(a)      first, to the Class I-A-10,  Class I-A-14,  Class I-A-17  Certificates,  on a pro rata basis in accordance with  their  respective  Certificate  Principal  Balances,  until the  Certificate  Principal
                      Balances thereof have been reduced to zero; and

(b)      second,  to the Class  I-A-12  Certificates  until the  Certificate  Principal  Balance  thereof  has been reduced to zero;

(iv)     the Senior  Principal  Distribution  Amount for Loan Group I shall be distributed in the following  manner and priority:

(A)       first, to the Class R-I  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero

(B)       second, the balance of the Senior Principal  Distribution  Amount remaining after the  distributions,  if any, described in clauses (b)(iv)(A) above shall be distributed concurrently as follows:

(a)      94.2865304956% of such amount shall be distributed as follows:

(1)      77.2761702772% of such amount shall be distributed in the following manner and priority:

a.       first, to the Class I-A-10, Class I-A-14, Class I-A-17, Class I-A-12 and Class I-A-13 Certificates an
                                            amount up to $1,000 after giving effect to the application of the
                                            Class I-A-12 Accrual Distribution Amount and Class I-A-13 Accrual
                                            Distribution Amount, in the following manner and priority:

1)       if the principal balance of the Mortgage Loans in Loan Group I for that Distribution Date is less than or equal to the Jump Scheduled Balance for that Distribution
                                                    Date, then such amount shall be distributed in the following order and priority:

a)       first, to the Class I-A-12 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

b)       second, to the Class I-A-10, Class I-A-14, Class I-A-17 Certificates, on a pro rata basis in accordance with their respective Certificate Principal
                                                                 Balances, until the Certificate Principal
                                                                 Balances thereof have been reduced to zero;

2)       if the principal balance of the Mortgage Loans in Loan Group I for that Distribution Date is greater than the Jump Scheduled Balance for that Distribution Date, then such amount shall be distributed in the following order and priority:

a)       first, to the Class I-A-10, Class I-A-14, Class I-A-17 Certificates, on a pro rata basis in accordance with their respective Certificate Principal
                                                                 Balances, until the Certificate Principal
                                                                 Balances thereof have been reduced to zero; and

b)       second, to the Class I-A-12 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

3)       to the Class I-A-13 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

b.       second, to the Class I-A-9 Certificates, an amount up to $1,836,360 until the Certificate Principal
                                            Balance thereof has been reduced to zero;

c.       third, to the Class I-A-10, Class I-A-14, Class I-A-17, Class I-A-12 Certificates in the following manner and priority:

1)       if the principal balance of the Mortgage Loans in Loan Group I for that Distribution Date is less than or equal to the Jump Scheduled Balance for that Distribution
                                                    Date, then such amount shall be distributed in the following order and priority:

a)       first, to the Class I-A-12 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

b)       second, to the Class I-A-10, Class I-A-14, Class I-A-17 Certificates, on a pro rata basis in accordance with their respective Certificate Principal
                                                                 Balances, until the Certificate Principal
                                                                 Balances thereof have been reduced to zero;

2)       if the principal balance of the Mortgage Loans in Loan Group I for that Distribution Date is greater than the Jump Scheduled Balance for that Distribution Date, then such amount shall be distributed in the following order and priority:

a)       first, to the Class I-A-10, Class I-A-14, Class I-A-17 Certificates, on a pro rata basis in accordance with their respective Certificate Principal
                                                                 Balances, until the Certificate Principal
                                                                 Balances thereof have been reduced to zero; and

b)       second, to the Class I-A-12 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

d.       fourth, to the Class I-A-13 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

e.       fifth, to the Class I-A-9 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

(2)      22.7238297228% of such amount shall be distributed in the following manner and priority:

a.       first, to the Lockout Certificates, until the Certificate Principal Balance of the Lockout Certificates
                                            has been reduced to zero, an amount equal to the Lockout Percentage of the Lockout Certificates' pro rata share (based on the aggregate
                                            Certificate Principal Balance thereof relative to the aggregate
                                            Certificate Principal Balance of all classes of Certificates in the
                                            Certificate Group relating to Loan Group I (other than the Class I-A-P
                                            Certificates)) of the aggregate of the collections described in clauses (A), (B), (C), (D) and (E) (net of amounts set forth in clause
                                            (F)) of Section 4.02(a)(ii)(Y) with respect to Loan Group I, without application of the Senior Percentage or the Senior Accelerated
                                            Distribution Percentage with respect to Loan Group I; provided, however, that if the aggregate of the amounts set forth in clauses
                                            (A), (B), (C), (D) and (E) (net of amounts set forth in clause (F)) of
                                            Section 4.02(a)(ii)(Y) with respect to Loan Group I is more than the balance of the Available Distribution Amount remaining after the
                                            Senior Interest Distribution Amount and the Class A-P Principal
                                            Distribution Amount with respect to Loan Group I have been distributed, the amount paid to the Lockout Certificates pursuant to this Section 4.02(b)(iv)(B)(a)(2)a. shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the
                                            Certificate Principal Balance of the Lockout Certificates relative to the aggregate Certificate Principal Balance of the Certificates in the
                                            Certificate Group related to Loan Group I(other than the Class I-A-P
                                            Certificates)) of such difference;

b.       second, any remaining amount to the Class I-A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to the Planned Principal Balance for that
                                            Distribution Date;

c.       third, any remaining amount to the Class I-A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to the Targeted Principal Balance for that
                                            Distribution Date;

d.       fourth, to the Class I-A-5 Certificates and Class I-A-6 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the
                                            Certificate Principal Balances thereof have been reduced to zero

e.       fifth, any remaining amount to the to the Class I-A-2 Certificates, without regard to the Targeted
                                            Principal Balance for that Distribution Date, until the Certificate
                                            Principal Balance thereof has been reduced to zero;

f.       sixth, any remaining amount to the Class I-A-1 Certificates without regard to the Planned Principal
                                            Balance for that Distribution Date until the Certificate Principal
                                            Balance thereof has been reduced to zero;

g.       seventh, any remaining amount any remaining amount to the Lockout Certificates, until the Certificate
                                            Principal Balance thereof has been reduced to zero; and

(b)      5.7134695044% of such amount shall be distributed to the Class I-A-8 Certificates, until the Certificate
                      Principal Balance thereof has been reduced to zero.

(c)      For the Group II Senior  Certificates and Class II-A-P  Certificates prior to the occurrence of the Credit
Support Depletion Date,

(i)      the Class A-P Principal Distribution Amount for Loan Group II shall be distributed to the Class II-A-P
     Certificates, until the Certificate Principal Balance of that class has been reduced to zero; and

(ii)     an amount equal to the Senior Principal Distribution Amount for Loan Group II shall be distributed as follows:

(A)       first, to the Class R-II  Certificates  and Class R-III  Certificates,  on a pro rata basis in accordance with their respective  Certificate  Principal Balances,  until the Certificate  Principal Balances of those classes have been reduced to zero; and

(B)        second,  to the Class II-A-1 and Class  II-A-2  Certificates  on a pro rata basis,  in  accordance  with their respective  Certificate  Principal Balances,  until the Certificate  Principal Balances thereof have been reduced to zero.

(d)      For the Group III  Senior  Certificates  and Class  II-A-P  Certificates  prior to the  occurrence  of the
Credit Support Depletion Date:

(i)       the Class A-P Principal  Distribution  Amount for Loan Group III shall be distributed to the Class II-A-P
     Certificates, until the Certificate Principal Balance of that class has been reduced to zero; and

(ii)      an amount equal to the Senior  Principal  Distribution  Amount for Loan Group III shall be distributed to the Class III-A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(e)      Notwithstanding Section 4.02, Section 4.02(c) and Section 4.02(d), on or after the related Credit
Support Depletion Date for Loan Group I or Loan Group II and Loan Group III on a combined basis, the Senior
Principal Distribution Amount for the related Loan Group or Loan Groups will be distributed to the remaining
Senior Certificates in the related Certificate Group (other than the related Class A-P Certificates and the related Class A-V Certificates) pro rata in accordance with their respective outstanding Certificate Principal
Balances.

(f)      After the  reduction of the  Certificate  Principal  Balances of all Classes of Senior  Certificates  of a
Certificate  Group  (other  than the  related  Class  A-P  Certificates)  to zero but prior to the  related  Credit
Support Depletion Date, such Senior  Certificates  (other than the related Class A-P Certificates) will be entitled to no further  distributions  of  principal  thereon  and the  applicable  Available  Distribution  Amount  will be distributed  solely to the holders of the related Class A-P  Certificates,  the related Class A-V  Certificates and the  related  Subordinate  Certificates,  in each case as  described  herein or as  otherwise  provided  in Section
4.02(m).

(g)      In  addition  to the  foregoing  distributions,  with  respect to any  Subsequent  Recoveries,  the Master
Servicer shall deposit such funds into the Custodial  Account  pursuant to Section  3.07(b)(iii).  If, after taking into account such Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such Subsequent
Recoveries  will be applied to  increase  the  Certificate  Principal  Balance of the Class of related  Subordinate
Certificates  with a Certificate  Principal  Balance greater than zero with the highest  payment  priority to which
Realized Losses have been allocated,  but not by more than the amount of Realized  Losses  previously  allocated to that Class of  Certificates  pursuant to Section 4.05. The amount of any remaining  Subsequent  Recoveries  will be applied to increase  from zero the  Certificate  Principal  Balance of the Class of related  Certificates  with the next  lower  payment  priority,  up to the  amount  of  Realized  Losses  previously  allocated  to that  Class  of
Certificates  pursuant to Section 4.05.  Any remaining  Subsequent  Recoveries  will in turn be applied to increase from zero the  Certificate  Principal  Balance of the Class of  related  Certificates  with the next lower  payment priority  up to the amount of  Realized  Losses  previously  allocated  to that Class of  Certificates  pursuant to
Section 4.05,  and so on.  Holders of such  Certificates  will not be entitled to any payment in respect of Accrued
Certificate  Interest on the amount of such  increases  for any  Interest  Accrual  Period  preceding  the Interest
Accrual Period that relates to the  Distribution  Date on which such increase  occurs.  Any such increases shall be applied to the Certificate  Principal  Balance of each  Certificate of such Class in accordance with its respective
Percentage Interest.

(h)      On each Distribution  Date, the related Yield Maintenance  Payment will be distributed to the Class I-A-2,
Class  I-A-10,  Class I-A-14 and Class  I-A-17  Certificates,  as  applicable,  as part of the Accrued  Certificate
Interest thereon.

(i)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the  Depository  shall be solely  responsible  for crediting the amount of such  distribution  to the accounts of its Depository  Participants in accordance  with its normal  procedures.  Each  Depository  Participant shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect  participating  brokerage firm (a "brokerage  firm") for which it acts as agent. Each brokerage firm shall be  responsible  for  disbursing  funds to the  Certificate  Owners that it  represents.  None of the Trustee,  the
Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(j)      Except as otherwise  provided in Section 9.01 of the Standard Terms,  if the Master  Servicer  anticipates that a final  distribution  with respect to any Class of Certificates will be made on a future  Distribution  Date, the Master  Servicer  shall, no later than 40 days prior to such final  Distribution  Date,  notify the Trustee and the Trustee  shall,  not earlier than the 15th day and not later than the 25th day of the month next  preceding the month of such  final  distribution,  distribute,  or cause  to be  distributed,  to each  Holder  of such  Class of
Certificates a notice to the effect that: (i) the Trustee  anticipates that the final  distribution with respect to such Class of  Certificates  will be made on such  Distribution  Date but only upon  presentation  and surrender of such  Certificates  at the office of the Trustee or as  otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the  related  Interest  Accrual  Period.  In the event that
Certificateholders  required to surrender  their  Certificates  pursuant to Section  9.01(c) do not surrender their
Certificates  for  final  cancellation,   the  Trustee  shall  cause  funds  distributable  with  respect  to  such
Certificates  to be  withdrawn  from the  Certificate  Account and  credited to a separate  escrow  account for the benefit of such Certificateholders as provided in Section 9.01(d).

(k)      On each Distribution Date preceding the Class I-A-12 Accretion  Termination Date, the Accrued  Certificate
Interest that would  otherwise be distributed  to the Class I-A-12  Certificates  will be added to the  Certificate
Principal  Balance of the Class I-A-12  Certificates  and will be  distributed  to the holders of the Class I-A-10,
Class  I-A-12,  Class I-A-14 and Class  I-A-17  Certificates  as  distributions  of  principal  pursuant to Section
4.02(b)(iii) in reduction of the Certificate  Principal  Balances of the Class I-A-10,  Class I-A-12,  Class I-A-14
and Class I-A-17  Certificates.  Any  distributions  of the Class I-A-12 Accrual  Distribution  Amount to the Class
I-A-10, Class I-A-12,  Class I-A-14 and Class I-A-17 Certificates will reduce the Certificate  Principal Balance of the Class  I-A-10,  Class I-A-12,  Class I-A-14 and Class I-A-17  Certificates  by such amount.  The amount that is added to the  Certificate  Principal  Balance of the Class I-A-12  Certificates  will accrue  interest at a rate of
5.50% per  annum.  On each  Distribution  Date on or after the  Accretion  Termination  Date,  the  entire  Accrued
Certificate  Interest on the Class  I-A-12  Certificates  for such date will be payable to the holders of the Class
I-A-12  Certificates,  as interest,  to the extent not required to be paid to the Class I-A-10, Class I-A-12, Class
I-A-14 and Class I-A-17  Certificates in order to fully reduce the aggregate  Certificate  Principal Balance of the
Class  I-A-10,  Class  I-A-12,  Class I-A-14 and Class I-A-17  Certificates  to zero on the Class I-A-12  Accretion
Termination Date; provided,  however,  that if the Accretion Termination Date is the Credit Support Depletion Date,
the entire Class  I-A-12  Accrual  Distribution  Amount for such date will be payable as interest to the holders of the Class I-A-12 Certificates.

(l)      On each Distribution Date preceding the Class I-A-13 Accretion  Termination Date, the Accrued  Certificate
Interest that would  otherwise be distributed  to the Class I-A-13  Certificates  will be added to the  Certificate
Principal  Balance of the Class I-A-13  Certificates  and will be  distributed  to the holders of the Class I-A-10,
Class  I-A-12,  Class I-A-14 and Class  I-A-17  Certificates  as  distributions  of  principal  pursuant to Section
4.02(b)(iii) in reduction of the Certificate  Principal  Balances of the Class I-A-10,  Class I-A-12,  Class I-A-14
and Class I-A-17  Certificates.  Any  distributions  of the Class I-A-13 Accrual  Distribution  Amount to the Class
I-A-10, Class I-A-12,  Class I-A-14 and Class I-A-17 Certificates will reduce the Certificate  Principal Balance of the Class  I-A-10,  Class I-A-12,  Class I-A-14 and Class I-A-17  Certificates  by such amount.  The amount that is added to the  Certificate  Principal  Balance of the Class I-A-13  Certificates  will accrue  interest at a rate of
5.50% per  annum.  On each  Distribution  Date on or after the  Accretion  Termination  Date,  the  entire  Accrued
Certificate  Interest on the Class  I-A-13  Certificates  for such date will be payable to the holders of the Class
I-A-13  Certificates,  as interest,  to the extent not required to be paid to the Class I-A-10, Class I-A-12, Class
I-A-14 and Class I-A-17  Certificates in order to fully reduce the aggregate  Certificate  Principal Balance of the
Class  I-A-10,  Class  I-A-12,  Class I-A-14 and Class I-A-17  Certificates  to zero on the Class I-A-13  Accretion
Termination Date; provided,  however,  that if the Accretion Termination Date is the Credit Support Depletion Date,
the entire Class  I-A-13  Accrual  Distribution  Amount for such date will be payable as interest to the holders of the Class I-A-13 Certificates.

(m)      On any  Distribution  Date prior to the occurrence of the Credit Support  Depletion Date for Loan Group II
and Loan Group III that occurs after the reduction of the aggregate  Certificate  Principal Balance of the Group II
Senior  Certificates or Group III Senior Certificates to zero, the outstanding  Certificates  relating to the other of Group II Senior Certificates or Group III Senior Certificates,  as applicable,  will be entitled to receive 100%
of the mortgagor  prepayments  on the Mortgage  Loans in the Loan Group related to the  Certificate  Group that has been  reduced to zero.  Such  amounts  allocated  to a  Certificate  Group  shall be treated as part of the related
Available  Distribution  Amount and  distributed as part of the related  Senior  Principal  Distribution  Amount in accordance with the priorities set forth in Section  4.02(c) or 4.02(b) above, as applicable,  in reduction of such
Certificate Principal Balances.  Notwithstanding the foregoing,  the remaining  Certificates in a Certificate Group will not be  entitled to receive  mortgagor  prepayments  on the  Mortgage  Loans in the Loan Group  related to the
Certificate  Group that has been reduced to zero if the following two conditions  are  satisfied:  (1) the weighted average  of the  Subordinate  Percentages  for both Loan Group II and Loan  Group III for such  Distribution  Date, weighted on the basis of the Stated  Principal  Balances of the  Mortgage  Loans in the related  Loan Group,  is at least two times the weighted average of the initial Subordinate  Percentages for both such Loan Groups,  calculated on that basis and (2) the outstanding  principal  balance of the Mortgage Loans in both such Loan Groups delinquent
60 days or more  averaged  over the last six months,  as a  percentage  of the  aggregate  outstanding  Certificate
Principal Balance of the Class II-M Certificates and Class II-B Certificates, is less than 50%.

(n)      For any  Undercollateralized  Certificate  Group  relating  to Loan  Group  II or  Loan  Group  III on any
Distribution  Date  prior to the  related  Credit  Support  Depletion  Date (i) 100% of the  mortgagor  prepayments allocable to the Class II-M  Certificates  and Class II-B  Certificates  on the Mortgage  Loans in the  non-related
Loan Group II or Loan Group II, as applicable,  will be distributed to such  Undercollateralized  Certificate Group in accordance  with the priorities set forth in Section  4.02(c) or 4.02(b) above,  as applicable,  for the related
Senior   Principal   Distribution   Amount,   in  reduction   of  the   Certificate   Principal   Balance  of  such
Undercollateralized  Certificate  Group,  until such  Certificate  Principal  Balance  equals the aggregate  Stated
Principal  Balance  of the  Mortgage  Loans in the  related  Loan  Group  and (ii) an amount  equal to one  month's interest  at a rate of 5.50% per annum on the related  Undercollateralized  Amount  will be  distributed  from that portion of the Available  Distribution  Amount for the non-related Loan Group that would be otherwise  allocable to the Class II-M  Certificates  and Class  II-B  Certificates,  in the  following  priority:  first to pay any unpaid interest on such  Undercollateralized  Certificate Group, pro rata, and then to pay principal thereon in the manner described in clause (i) above.

Section  4.03     Statements to  Certificateholders;  Statements to the Rating Agencies;  Exchange Act Reporting.
(See Section 4.03 of the Standard Terms)

Section  4.04     Distribution of Reports to the Trustee and the Company;  Advances by the Master  Servicer.  (See
Section 4.04 of the Standard Terms)

Section  4.05     Allocation of Realized Losses.

         Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from  any Cash  Liquidation,  Servicing  Modification,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction  in the  interest  portion of the Monthly  Payment due during the related Due Period.  The amount of each
Realized  Loss shall be evidenced  by an Officers'  Certificate.  All Realized  Losses on Mortgage  Loans in a Loan
Group,  shall be allocated to the  Certificates in the related  Certificate  Group as follows:  first, to the Class
I-B-3  Certificates  or the Class II-B-3  Certificates,  as applicable,  until the  Certificate  Principal  Balance thereof has been reduced to zero;  second,  to the Class I-B-2  Certificates or the Class II-B-2  Certificates,  as
applicable,  until the Certificate  Principal  Balance thereof has been reduced to zero;  third, to the Class I-B-1
Certificates or the Class II-B-1 Certificates,  as applicable,  until the Certificate Principal Balance thereof has been reduced to zero;  fourth,  to the Class I-M-3  Certificates or the Class II-M-3  Certificates,  as applicable, until the Certificate  Principal Balance thereof has been reduced to zero;  fifth, to the Class I-M-2  Certificates or the Class II-M-2 Certificates,  as applicable,  until the Certificate Principal Balance thereof has been reduced to zero;  sixth,  to the Class I-M-1  Certificates  or the Class  II-M-1  Certificates,  as  applicable,  until the
Certificate  Principal Balance thereof has been reduced to zero; and,  thereafter,  if any such Realized Loss is on a Discount  Mortgage  Loan,  to the related  Class A-P  Certificates  in an amount  equal to the  related  Discount
Fraction of the principal  portion of the Realized Loss until the Certificate  Principal  Balance of such Class A-P
Certificates  has been reduced to zero,  and the remainder of such Realized  Losses on the Discount  Mortgage Loans in the related Loan Group and the entire  amount of such  Realized  Losses on  Non-Discount  Mortgage  Loans in the
related Loan Group will be allocated  among (i) the Group I Senior (other than the Class I-A-P  Certificates)  and, in the case of the interest  portion of such Realized Loss, the Class I-A-V  Certificates (in the case of a Group I
Loan) on a pro rata  basis,  (ii) Group II Senior  Certificates  and, in the case of the  interest  portion of such
Realized Loss, Class II-A-V on a pro rata basis or (iii) to the Group III Senior  Certificates  and, in the case of the interest  portion of such Realized Loss, the Class II-A-V  Certificates  (in the case of a Group III Loan) on a pro rata basis, as described below;  provided,  however, that such Realized Losses otherwise allocable to the Super
Senior  Certificates will be allocated to the Senior Support  Certificates until the Certificate  Principal Balance of the Senior Support Certificates has been reduced to zero.

         As used  herein,  an  allocation  of a Realized  Loss on a "pro rata  basis"  among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the principal  portion of a Realized
Loss or based on the Accrued  Certificate  Interest  thereon payable from the related Loan Group in respect of such
Distribution Date (without regard to any Compensating  Interest allocated to the Available  Distribution  Amount of such Loan Group for such  Distribution  Date) in the case of an  interest  portion of a  Realized  Loss.  Except as provided in the following  sentence,  any allocation of the principal  portion of Realized  Losses (other than Debt
Service  Reductions)  to a Class of  Certificates  shall be made by  reducing  the  Certificate  Principal  Balance thereof by the amount so allocated,  which allocation shall be deemed to have occurred on such  Distribution  Date;
provided that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the  Certificates in
the  Certificate  Group  related  to Loan  Group  I or Loan  Group  II and  Loan  Group  III in the  aggregate,  as applicable,  below the aggregate Stated  Principal  Balance of the Mortgage Loans in the related Loan Group or Loan
Groups.  Any  allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to the related  Subordinate  Certificates  then  outstanding  with the Lowest  Priority  shall be made by operation of the definition of "Certificate  Principal  Balance" and by operation of the provisions of Section 4.02(a).  Allocations of the interest  portions of Realized  Losses (other than any interest rate  reduction  resulting  from a Servicing
Modification)  shall be made in  proportion to the amount of Accrued  Certificate  Interest and by operation of the definition of "Accrued  Certificate  Interest" and by operation of the provisions of Section  4.02(a).  Allocations of the  interest  portion of a Realized  Loss  resulting  from an interest  rate  reduction  in  connection  with a
Servicing  Modification  shall be made by  operation  of the  provisions  of Section  4.02(a).  Allocations  of the principal  portion of Debt Service  Reductions  shall be made by operation of the  provisions  of Section  4.02(a).
All Realized  Losses and all other losses  allocated to a Class of  Certificates  hereunder will be allocated among the Certificates of such Class in proportion to the Percentage  Interests  evidenced thereby;  provided that if any
Subclasses of the Class A-V  Certificates  have been issued pursuant to Section  5.01(c),  such Realized Losses and other losses  allocated to the Class A-V  Certificates  shall be allocated  among such  Subclasses in proportion to the respective amounts of Accrued  Certificate  Interest payable on such Distribution Date that would have resulted absent such reductions.

Section  4.06     Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of the
Standard Terms)

Section  4.07     Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms)

Section  4.08     Surety Bond. (See Section 4.08 of the Standard Terms)

Section  4.09     Reserve Fund

         (a)      On or before the Closing  Date,  the  Trustee  shall  establish  a Reserve  Fund on behalf of the
Holders of the Class I-A-2, Class I-A-10, Class I-A-14 and Class I-A-17  Certificates.  The Reserve Fund must be an
Eligible Account.  The Reserve Fund shall be entitled "Reserve Fund, U.S. Bank National  Association as Trustee for
the benefit of holders of Residential  Accredit  Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series  2006-QS2".  The Trustee  shall  demand  payment of all money  payable by each Yield  Maintenance  Agreement
Provider  under the related  Yield  Maintenance  Agreement.  The  Trustee  shall  deposit in the  Reserve  Fund all payments  received by it from each Yield Maintenance  Agreement  Provider pursuant to the related Yield Maintenance
Agreement.  On each  Distribution  Date, the Trustee shall remit amounts received by it from each Yield Maintenance
Agreement Provider to the Holders of the Class I-A-2,  Class I-A-10,  Class I-A-14 and Class I-A-17, as applicable, in the manner provided in Section 4.02(h) as it is directed by the Master Servicer.

         (b)      The  Reserve  Fund is an  "outside  reserve  fund"  within  the  meaning of  Treasury  Regulation
ss.1.860G-2(h)  and shall be an asset of the Trust Fund but not an asset of any 2006-QS2 REMIC. The Trustee on behalf of the  Trust  shall be the  nominal  owner  of the  Reserve  Fund.  Deutsche  Bank  Securities  Inc.  shall be the beneficial  owner of the Reserve  Fund,  subject to the power of the Trustee to  distribute  amounts  under Section
4.02(h).  Amounts  in the  Reserve  Fund  shall  be held  uninvested  in a trust  account  of the  Trustee  with no liability for interest or other compensation thereon.

                                                    ARTICLE V
                                                 THE CERTIFICATES

                                       (See Article V of the Standard Terms)

                                                     ARTICLE VI
                                        THE COMPANY AND THE MASTER SERVICER

                                      (See Article VI of the Standard Terms)

                                                    ARTICLE VII
                                                      DEFAULT

                                      (See Article VII of the Standard Terms)

                                                  ARTICLE VIII
                                              CONCERNING THE TRUSTEE

                                     (See Article VIII of the Standard Terms)

                                                   ARTICLE IX
                               TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section  9.01     Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
Master Servicer or Liquidation of All Mortgage Loans.

         (a)  Subject to Section 9.02, the  respective  obligations  and  responsibilities  of the  Depositor,  the
Master  Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the
Trustee to make certain  payments after the Final  Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain  notices as hereinafter  set forth) shall  terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                  (i)      the later of the  final  payment  or other  liquidation  (or any  Advance  with  respect thereto)  of the last  Mortgage  Loan  remaining  in the Trust  Find or the  disposition  of all  property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)     the purchase by the Master  Servicer of all Group I Loans and all  property  acquired in respect of any Group I Loan  remaining  in the Trust Fund and the  purchase by the Master  Servicer of all
         Group II Loans and Group III Loans and all  property  acquired  in  respect of any Group II Loan and Group
         III Loan  remaining  in the Trust Fund,  in each case,  at a price  equal to 100% of the unpaid  principal balance of each such  Mortgage  Loan (or,  if less than such  unpaid  principal  balance,  the fair market value of the  related  underlying  property of such  Mortgage  Loan with  respect to Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance) (net of any unreimbursed  Advances  attributable to principal) on the day of repurchase,  plus accrued interest thereon at the Net  Mortgage  Rate (or Modified  Net  Mortgage  Rate in the case of any Modified  Mortgage
         Loan),  to, but not including,  the first day of the month in which such repurchase  price is distributed;
         provided,  however,  that in no event shall the trust created hereby  continue beyond the expiration of 21 years from the death of the last survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United  States to the Court of St. James,  living on the date hereof;  and provided  further,  that the  purchase  price set forth above shall be  increased  as is  necessary,  as  determined  by the Master
         Servicer,  to avoid  disqualification of any portion of any REMIC formed under this Series Supplement as a
         REMIC.  The  purchase  price  paid  by the  Master  Servicer  shall  also  include  any  amounts  owed  by
         Residential  Funding  pursuant to the last paragraph of Section 4 of the  Assignment  Agreement in respect of  any  liability,  penalty  or  expense  that  resulted  from  a  breach  of the  compliance  with  laws representation  pursuant to Section 4(k) of the  Assignment  Agreement,  that remain unpaid on the date of such purchase.

         The right of the Master  Servicer  to  purchase  all the assets of the Trust Fund  relating to the Group I
Loans,  pursuant to clause (ii) above is conditioned  upon the Aggregate  Stated  Principal  Balance of the Group I
Loans as of the Final  Distribution  Date, prior to giving effect to distributions to be made on such  Distribution
Date,  being less than ten  percent  of the  Cut-off  Date  Principal  Balance  of Group I Loans.  The right of the
Master  Servicer  to  purchase  all the assets of the Trust Fund  relating  to the Group II Loans and the Group III
Loans,  pursuant to clause (ii) above is conditioned upon the Aggregate  Stated  Principal  Balance of the Group II
Loans and Group III Loans as of the Final  Distribution  Date,  prior to giving effect to  distributions to be made on such  Distribution  Date,  being less than ten percent of the  Cut-off  Date  Principal  Balance of the Group II
Loans and Group III Loans.  If such  right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed  to have been  reimbursed  for the full  amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage Loans being  purchased.  In addition,  the Master Servicer shall provide to the Trustee the certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly following payment of the purchase  price,  release to the Master  Servicer  the  Mortgage  Files  pertaining  to the  Mortgage  Loans  being purchased.

         In addition to the foregoing,  on any Distribution  Date on which the Aggregate  Stated Principal  Balance of the Group I Loans,  prior to giving effect to distributions to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date Principal  Balance of the Group I Loans,  the Master Servicer shall have the right, at its option,  to purchase the  Certificates  related to Loan Group I, in whole, but not in part, at a price equal to the sum of the  outstanding  Certificate  Principal  Balance of such  Certificates  plus the sum of one  month's
Accrued Certificate Interest thereon,  or, with respect to the Class I-A-V Certificates,  on their Notional Amount, any  previously  unpaid  Accrued  Certificate  Interest.  On any  Distribution  Date on which the Aggregate  Stated
Principal  Balance of the Group II Loans and Group III Loans,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date  Principal  Balance of the Group II Loans
and Group III Loans,  the Master  Servicer  shall have the right,  at its  option,  to  purchase  the  Certificates related  to Loan  Group II and Loan  Group  III,  in  whole,  but not in part,  at a price  equal to the sum of the outstanding  Certificate  Principal Balance of such  Certificates  plus the sum of one month's Accrued  Certificate
Interest  thereon,  or, with respect to the Class II-A-V  Certificates,  on their Notional  Amount,  any previously unpaid Accrued  Certificate  Interest.  If the Master  Servicer  exercises  this right to purchase the  outstanding
Certificates,  the Master Servicer will promptly terminate the respective obligations and responsibilities  created hereby in respect of these Certificates pursuant to this Article IX.

         (b)  The Master  Servicer  shall give the Trustee not less than 40 days' prior notice of the  Distribution
Date on which the  Master  Servicer  anticipates  that the final  distribution  will be made to  Certificateholders
(whether as a result of the  exercise by the Master  Servicer of its right to purchase the assets of the Trust Fund or otherwise).  Notice of any termination,  specifying the anticipated  Final  Distribution  Date (which shall be a date  that  would  otherwise  be a  Distribution  Date)  upon  which the  Certificateholders  may  surrender  their
Certificates  to the Trustee for payment of the final  distribution  and  cancellation,  shall be given promptly by the Master  Servicer (if it is  exercising  its right to purchase the assets of the Trust Fund),  or by the Trustee
(in any other case) by letter to  Certificateholders  mailed not  earlier  than the 15th day and not later than the
25th day of the month next preceding the month of such final distribution specifying:

                  (i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of Certificates at the office or agency of the
         Trustee therein designated,

                  (ii)     the amount of any such final payment, if know, and

                  (iii)    that the Record Date otherwise  applicable to such  Distribution Date is not applicable, and that payment will be made only upon  presentation  and surrender of the  Certificates at the office or agency of the Trustee therein specified.

         If the Master  Servicer is  obligated to give notice to  Certificateholders  as  aforesaid,  it shall give such  notice to the  Certificate  Registrar  at the time such notice is given to  Certificateholders.  In the event such notice is given by the Master  Servicer,  the Master Servicer shall deposit in the Certificate  Account before the Final  Distribution  Date in immediately  available  funds an amount equal to the purchase price for the assets of the  Trust  Fund  computed  as above  provided.  The  Master  Servicer  shall  provide  to the  Trustee  written notification of any change to the anticipated  Final  Distribution  Date as soon as practicable.  If the Trust Fund is not terminated on the  anticipated  Final  Distribution  Date,  for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

         (c)  Upon  presentation  and surrender of the  Certificates by the  Certificateholders,  the Trustee shall distribute to the  Certificateholders  (i) the amount otherwise  distributable on such Distribution Date, if not in connection  with the  Master  Servicer's  election  to  repurchase,  or (ii) if the Master  Servicer  elected to so repurchase,  an amount equal to the outstanding  Certificate  Principal Balance of the  Certificates,  plus Accrued
Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate Interest.

         (d)  In the event that any  Certificateholders  shall not surrender their  Certificates  for final payment and  cancellation on or before the Final  Distribution  Date, the Trustee shall on such date cause all funds in the
Certificate  Account not distributed in final  distribution  to  Certificateholders  to be withdrawn  therefrom and credited  to the  remaining  Certificateholders  by  depositing  such funds in a separate  escrow  account  for the benefit of such  Certificateholders,  and the Master  Servicer (if it exercised its right to purchase the assets of the  Trust  Fund),  or the  Trustee  (in any other  case)  shall  give a second  written  notice  to the  remaining
Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second  notice any  Certificate  shall not have been  surrendered for  cancellation,  the Trustee  shall take  appropriate  steps as  directed by the Master  Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining the  escrow  account  and of  contacting  Certificateholders  shall be paid out of the assets  which  remain in the escrow  account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the Master  Servicer shall  thereafter hold such amounts until  distributed to such holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the escrow account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender  its  Certificate(s)  for final  payment  thereof in accordance  with this  Section  9.01 and the  Certificateholders  shall look only to the Master  Servicer  for such payment.

         (e)  Upon  termination  of the Trust Fund  pursuant  to this  Section  9.01,  the Trustee on behalf of the
Trust Fund shall,  under  documents  prepared by the Master  Servicer or Holders of the Class I-A-2,  Class I-A-10,
Class I-A-14 and Class I-A-17  Certificates,  assign without  recourse,  representation  or warranty all the right, title and interest of the Trustee and the Trust Fund in and to each Yield  Maintenance  Agreement to Deutsche  Bank
Securities Inc.

Section  9.02     Additional Termination Requirements.  (See Section 9.02 of the Standard Terms).

Section  9.03     Termination of Multiple REMICs.  (See Section 9.03 of the Standard Terms).

                                                     ARTICLE X
                                                 REMIC PROVISIONS

Section  10.01    REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section  10.02    Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section 10.02 of the
Standard Terms)

Section  10.03    Designation of REMICs.

         The REMIC  Administrator  shall make an election to treat the entire  segregated pool of assets  described in the  definition of REMIC I, and subject to this  Agreement  (including the Group I Loans) as a REMIC ("REMIC I")
for federal  income tax purposes.  The REMIC  Administrator  shall make an election to treat the entire  segregated pool of assets  described in the  definition  of REMIC II, and subject to this  Agreement  (including  the Group II
Loans and the Group III Loans) as a REMIC  ("REMIC II") for federal  income tax purposes.  The REMIC  Administrator shall make an  election to treat the entire  segregated  pool of assets  comprised  of the  Uncertificated  REMIC I
Regular  Interests and  Uncertificated  REMIC II Regular  Interests as a REMIC ("REMIC III") for federal income tax purposes.

         The  Uncertificated  REMIC I Regular  Interests  will be "regular  interests" in REMIC I and the Class R-I
Certificates  will be the sole class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined herein) under the federal income tax law. The  Uncertificated  REMIC II Regular  Interests will be "regular interests" in REMIC II and the Class R-II Certificates  will be the sole class of "residual  interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

         The Class  I-A-1,  Class I-A-2  (exclusive  of any rights to payment of amounts  received  pursuant to the related Yield Maintenance  Agreement),  Class I-A-3,  Class I-A-4,  Class I-A-5,  Class I-A-6,  Class I-A-7,  Class
I-A-8,  Class I-A-9,  Class I-A-10  (exclusive of any rights to payment of amounts received pursuant to the related
Yield Maintenance  Agreement),  Class I-A-11, Class I-A-12,  Class I-A-13, Class  I-A-14(exclusive of any rights to payment of amounts  received  pursuant to the related Yield  Maintenance  Agreement),  Class I-A-15,  Class I-A-16,
Class  I-A-17(exclusive  of any rights to payment of amounts  received  pursuant to the related  Yield  Maintenance
Agreement),  Class I-A-18,  Class II-A-1, Class II-A-2, Class I-A-V, Class I-A-P, Class II-A-P, Class II-A-V, Class
I-M-1, Class I-M-2, Class I-M-3, Class I-B-1, Class I-B-2, Class I-B-3, Class II-M-1,  Class II-M-2,  Class II-M-3,
Class II-B-1,  Class II-B-2 and Class II-B-3  Certificates and the  Uncertificated  REMIC III Regular  Interests Z1
and the  Uncertificated  REMIC III  Regular  Interests  Z2, the rights in and to which will be  represented  by the related Class A-V  Certificates,  will be "regular  interests" in REMIC III, and the Class R-III  Certificates will be the sole class of "residual  interests"  therein for purposes of the REMIC  Provisions (as defined herein) under federal  income tax law.  On and after the date of  issuance  of any  Subclass  of related  Class A-V  Certificates pursuant to Section  5.01(c) of the Standard  Terms,  any such Subclass will  represent the related  Uncertificated
REMIC III Regular  Interest or Interests Z1 or  Interests Z2 specified by the initial  Holder of the related  Class
A-V Certificates pursuant to said Section.

Section  10.04    Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

         (a)  On each  Distribution  Date the Trustee shall be deemed to distribute to itself, as the holder of the
Uncertificated  REMIC I Regular Interests and Uncertificated  REMIC II Regular Interests,  the Uncertificated REMIC
I Regular Interest  Distribution  Amounts and the Uncertificated  REMIC II Regular Interest  Distribution  Amounts,
respectively,  in the following order of priority to the extent of the related  Available  Distribution  Amount, as reduced  by  distributions  made to the Class R-I  Certificates  or the Class  R-II  Certificates,  as  applicable, pursuant to Section 4.02(a):

                  (i)      Uncertificated  Accrued Interest on the Uncertificated  REMIC I Regular Interests or the
         Uncertificated  REMIC  II  Regular  Interests,  as  applicable,  for  such  Distribution  Date,  plus  any
         Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

                  (ii)     In accordance  with the priority set forth in Section  10.04(b),  an amount equal to the sum of the amounts in respect of principal  distributable  on each Class of  Certificates  (other than the
         Class R-I  Certificates  and the Class R-II  Certificates)  under Section  4.02(a),  as allocated  thereto pursuant to Section 4.02(b).

         (b)  The amount  described  in Section  10.04(a)(ii)  in  respect  of the  Uncertificated  REMIC I Regular
Interest  Distribution  Amounts shall be deemed  distributed to (i)  Uncertificated  REMIC I Regular Interest X and
(ii)  Uncertificated  REMIC I Regular  Interest Y with the amount to be distributed  allocated among such interests in  accordance  with the priority  assigned to each Related  Class of  Certificates,  respectively,  under  Section
4.02(b)  until  the  Uncertificated  Principal  Balance  of each such  interest  is  reduced  to zero.  The  amount described in Section 10.04(a)(ii) in respect of the Uncertificated  REMIC II Regular Interest  Distribution Amounts
shall be deemed distributed to (i)  Uncertificated  REMIC II Regular Interest X and (iii)  Uncertificated  REMIC II
Regular  Interest  Y with the amount to be  distributed  allocated  among such  interests  in  accordance  with the priority assigned to each Related Class of Certificates  (other than the Class R-III  Certificates),  respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

         (c)  The  portion  of the  Uncertificated  REMIC I Regular  Interest  Distribution  Amounts  described  in
Section  10.04(a)(ii)  shall be deemed  distributed  by REMIC I to REMIC III or REMIC II to REMIC III,  as the case may be, in accordance  with the priority  assigned to the REMIC III  Certificates  relative to that assigned to the
REMIC I Certificates and the REMIC II Certificates under Section 4.02(b).

         (d)  In determining from time to time the Uncertificated  REMIC I Regular Interest  Distribution  Amounts,
the Uncertificated  REMIC II Regular Interest  Distribution  Amounts and Uncertificated  REMIC III Regular Interest
Distribution Amounts:

                  (i)      Realized  Losses  allocated to the Class A-V  Certificates  under  Section 4.05 shall be deemed  allocated to the  Uncertificated  REMIC III Regular  Interests  Z1, in the case of the Class I-A-V
         Certificates,  and the  Uncertificated  REMIC III  Regular  Interests  Z2, in the case of the Class  I-A-V
         Certificates,  pro rata according to the respective amounts of Uncertificated  Accrued Interest that would have accrued on such  Uncertificated  REMIC III Regular  Interests Z1 or Z2 for the Distribution  Date for
         which such allocation is being made in the absence of such allocation;

                   (ii)    Realized Losses  allocated to the Class I-A-P  Certificates  under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

                  (iii)    Realized Losses allocated to the Class II-A-P  Certificates  under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest X;

                  (iv)     Realized Losses  allocated to the Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,
         Class I-A-5,  Class I-A-6,  Class I-A-7,  Class I-A-8,  Class I-A-9,  Class I-A-10,  Class  I-A-11,  Class
         I-A-12,  Class I-A-13,  Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-M-1,
         Class I-M-2,  Class I-M-3,  Class  I-B-1,  Class I-B-2 and Class I-B-3 under  Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y;

                  (v)      Realized  Losses  allocated to the Class II-A-1,  Class  II-A-2,  Class  III-A-1,  Class
         II-M-1,  Class II-M-2,  Class II-M-3,  Class II-B-1,  Class II-B-2,  Class II-B-3  Certificates  and Class
         R-III  Certificates  under  Section  4.05 shall be deemed  allocated  to  Uncertificated  REMIC II Regular
         Interest Y;

                  (vi)     Realized  Losses  allocated to the  Uncertificated  REMIC II Regular  Interests Z1 under clause  (i),  above,  shall be deemed  allocated,  in each case,  to the  related  Uncertificated  REMIC I
         Regular Interest Z; and

                  (vii)    Realized  Losses  allocated to the  Uncertificated  REMIC II Regular  Interests Z2 under clause  (i),  above,  shall be deemed  allocated,  in each case,  to the related  Uncertificated  REMIC II
         Regular Interest Z.

         (e)  On each  Distribution  Date the Trustee shall be deemed to distribute from REMIC III, in the priority set forth in  Sections  4.02(a) and (b),  to the  Holders of each Class of  Certificates  (other than the Class R-I
Certificates and the Class R-II Certificates) the amounts  distributable  thereon from the  Uncertificated  REMIC I
Regular  Interest  Distribution  Amounts and the  Uncertificated  REMIC II Regular  Interest  Distribution  Amounts
deemed to have been received by REMIC III from REMIC I and REMIC II under this Section  10.04.  The amounts  deemed distributed  hereunder  with respect to the Class I-A-V  Certificates  and the Class II-A-V  Certificates  shall be deemed  to have  been  distributed  in  respect  of the  Uncertificated  REMIC  III  Regular  Interests  Z1 and the
Uncertificated  REMIC III Regular Interests Z2,  respectively,  in accordance with their respective  Uncertificated
REMIC III Regular Interest  Distribution  Amounts,  as such  Uncertificated  REMIC III Regular Interests Z1 and the
Uncertificated  REMIC  III  Regular  Interests  Z2  comprise  the Class  I-A-V  Certificates  and the Class  II-A-V
Certificates, respectively.

         (f)  Notwithstanding  the deemed  distributions on the  Uncertificated  REMIC I Regular  Interests and the
Uncertificated  REMIC II  Regular  Interests  described  in this  Section  10.04,  distributions  of funds from the
Certificate Account shall be made only in accordance with Section 4.02.

Section  10.05    Compliance with Withholding Requirements.

                  Notwithstanding  any other  provision  of this  Agreement,  the Trustee or any Paying  Agent,  as applicable,  shall comply with all federal  withholding  requirements  respecting  payments to  Certificateholders, including  interest or original issue discount  payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably believes are applicable under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount payments or advances thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the Trustee or any Paying  Agent,  as  applicable,  shall  indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                                    ARTICLE XI
                                             MISCELLANEOUS PROVISIONS

Section  11.01    Amendment.  (See Section 11.01 of the Standard Terms)

Section  11.02    Recordation of Agreement;  Counterparts.  (See Section 11.02 of the Standard Terms)

Section  11.03    Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms)

Section  11.04    Governing Law.  (See Section 11.04 of the Standard Terms)

Section  11.05    Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

----------------------------------------- ----------------------------------------------------------------------------
               Recipient                                                    Address
----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Company                                   8400 Normandale Lake Boulevard
                                          Suite 250, Minneapolis, Minnesota  55437,
                                          Attention:  President

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Master Servicer                           2255 N. Ontario Street, Suite 400
                                          Burbank, California 91504-2130,
                                          Attention:  Managing Director/Master Servicing

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Trustee                                   U.S. Bank Corporate Trust Services
                                          Mail Code EP-MN-WS3D
                                          60 Livingston Avenue
                                          St. Paul, Minnesota 55107-2292
                                          Attention:  Structured Finance/RALI 2006-QS2

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Moody's Investors Service, Inc.           99 Church Street, 4th Floor
                                          New York, New York 10004

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Fitch Ratings                             One State Street Plaza
                                          New York, New York 10041
----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Standard & Poor's Ratings Services        55 Water Street, 40th Floor
                                          New York, NY 10041-0003
----------------------------------------- ----------------------------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid, at the address of such holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed  in this  Agreement  shall  be  conclusively  presumed  to have  been  duly  given,  whether  or not the
Certificateholder receives such notice.

Section  11.06    Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard Terms)

Section  11.07    Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section  11.08    Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard Terms)

Section  11.09    Allocation of Voting Rights.

                  [ ]% of all of the Voting  Rights shall be allocated  among Holders of  Certificates,  other than the Interest Only  Certificates and Class R Certificates,  in proportion to the outstanding  Certificate  Principal
Balances of their respective  Certificates;  [ ]% of all Voting Rights shall be allocated among the Holders of each
Class of Class A-V Certificates,  in accordance with their respective Percentage Interests;  and [ ]% of all Voting
Rights  shall be  allocated  among the  Holders of each Class of Class R  Certificates,  in  accordance  with their respective Percentage Interests.

Section  11.010   No Petition.

                  The  Depositor,  Master  Servicer  and the Trustee,  by entering  into this  Agreement,  and each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any  institution  against the Trust Fund of, any  bankruptcy  proceedings  under any United States  federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the Certificates or this Agreement.

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                     RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                     By:    /s/Heather Anderson
                                                            Name:     Heather Anderson
                                                            Title:    Vice President

Attest: /s/Mark White
       Name:
       Title:

                                                     RESIDENTIAL FUNDING CORPORATION
[Seal]

                                                     By:    /s/Mark Whit
                                                            Name:    Mark White
                                                            Title:   Associate

Attest:Heather Anderson
       Name:
       Title:

                                                     U.S. BANK NATIONAL ASSOCIATION, as Trustee
[Seal]

                                                     By:/s/Tamara Shultz-Fugh
                                                            Name:   Tamara Shultz-Fugh
                                                            Title:  Vice-President

Attest/s/Shannon M. Rantz
       Name:   Shannon M. Rantz
       Title:  Vice-President

STATE OF MINNESOTA
                                         )
                                         ) ss.:
COUNTY OF HENNEPIN                       )
                  On the 27th day of February,  2006 before me, a notary  public in and for said State,  personally appeared  Heather  Anderson,  known to me to be a Vice President of Residential  Accredit  Loans,  Inc., one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                         /s/Amy Sue Olson
                                                                  Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                         )
                                         ) ss.:
COUNTY OF HENNEPIN                       )
                  On the 27th day of February,  2006 before me, a notary  public in and for said State,  personally appeared  _____________________,  known to me to be a(n)  ____________________  of Residential Funding Corporation,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                         /s/Amy Sue Olson
                                                                  Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                         ) ss.:
COUNTY OF RAMSEY                         )
                  On the 27th day of February,  2006 before me, a notary  public in and for said State,  personally appeared  __________,  known to me to be a(n) __________ of U.S. Bank National  Association,  the national  banking association  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national banking  association and acknowledged to me that such national  banking  association  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                         ____________________________
                                                                  Notary Public
[Notarial Seal]

                                                   EXHIBIT ONE-I

                                              MORTGAGE LOAN SCHEDULE

                                                   GROUP I LOANS

                                               AVAILABLE UPON REQUEST

                                                  EXHIBIT ONE-II

                                              MORTGAGE LOAN SCHEDULE

                                                  GROUP II LOANS

                                               AVAILABLE UPON REQUEST

                                                  EXHIBIT ONE-III

                                              MORTGAGE LOAN SCHEDULE

                                                  GROUP III LOANS

                                              AVAILABLE UPON REQUEST

                                                   EXHIBIT TWO-I

                                 SCHEDULE OF DISCOUNT FRACTIONS FOR GROUP I LOANS

                                              AVAILABLE UPON REQUEST

                                                EXHIBIT TWO-II

                                        SCHEDULE OF DISCOUNT FRACTIONS FOR
                                        GROUP II LOANS AND GROUP III LOANS

                                              AVAILABLE UPON REQUEST

                                                   EXHIBIT THREE

                                           INFORMATION TO BE INCLUDED IN
                                        MONTHLY DISTRIBUTION DATE STATEMENT

(i)      the applicable Record Date, Determination Date and Distribution Date;

(ii)     for Loan Group I and Loan Group II and Loan Group III  together  and for each Loan Group  separately,  the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid;

(v)       (a) the  amount of such  distribution  to the  Certificateholders  of such  Class  applied  to reduce the
         Certificate  Principal  Balance  thereof,  and (b) the  aggregate  amount  included  therein  representing
         Principal Prepayments;

(vi)     the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(vii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(viii)   the  aggregate  Certificate  Principal  Balance  of each  Class of  Certificates  and  each of the  Senior
         Percentage and Subordinate  Class  Percentage,  before and after giving effect to the amounts  distributed on such  Distribution  Date,  separately  identifying  any reduction  thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(ix)     the aggregate  Certificate  Principal  Balance of each of the Class A  Certificates,  Class M Certificates and Class B Certificates as of the Closing Date;

(x)      for Loan Group I and Loan Group II and Loan Group III  together  and for each Loan Group  separately,  the weighted  average  remaining  term to maturity of the Mortgage  Loans after  giving  effect to the amounts distributed on such Distribution Date;

(xi)     for Loan Group I and Loan Group II and Loan Group III  together  and for each Loan Group  separately,  the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts  distributed on such Distribution Date;

(xii)    if applicable,  the Special Hazard Amount,  Fraud Loss Amount and Bankruptcy Amount and as of the close of business on the applicable Distribution Date;

(xiii)   the  Pool  Stated  Principal  Balance  and  number  of the  Mortgage  Loans  after  giving  effect  to the distribution  of principal on such  Distribution  Date and the number of Mortgage  Loans at the  beginning and end of the related Due Period;

(xiv)    for Loan Group I and Loan  Group II and Loan Group III  together  and for each Loan Group  separately,  on the basis of the most recent reports  furnished to it by  Sub-Servicers,  the number and Stated  Principal
         Balances of Mortgage  Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balances of Mortgage Loans that are in foreclosure;

(xv)     for Loan Group I and Loan Group II and Loan Group III  together  and for each Loan Group  separately,  the aggregate amount of Realized Losses for such Distribution Date;

(xvi)    the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section 4.04;

(xvii)   any  material  modifications,  extensions  or waivers to the terms of the  Mortgage  Loans  during the Due
         Period or that have cumulatively become material over time;

(xviii)  any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement.

(xix)    the related Subordinate Principal Distribution Amount;

(xx)     for Loan Group I and Loan Group II and Loan Group III  together  and for each Loan Group  separately,  the number, aggregate principal balance and Stated Principal Balances of any REO Properties;

(xxi)    the aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xxii)   the Pass-Through Rate with respect to the Class A-V Certificates;

(xxiii)  the  Pass-Through  Rates  on  the  Floater   Certificates  and  Inverse  Floater   Certificates  for  such
         Distribution Date, separately identifying LIBOR for such Distribution Date;

(xxiv)   the Notional Amount with respect to each class of Interest Only Certificates;

(xxv)    the occurrence of the Credit Support Depletion Date;

(xxvi)   the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xxvii)  the related Senior Percentage for such Distribution Date;

(xxviii)  for Loan Group I and Loan Group II and Loan Group III  together and for each Loan Group  separately,  the aggregate amount of any recoveries on previously foreclosed loans from Sellers;

         In the case of  information  furnished  pursuant  to clauses  (i) and (ii)  above,  the  amounts  shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The Trustee's  internet  website will initially be located at  http://www.usbank.com/mbs.  To receive this statement via first class mail, telephone the trustee at (800) 934-6802.

                                                   EXHIBIT FOUR

                                      STANDARD TERMS OF POOLING AND SERVICING
                                      AGREEMENT DATED AS OF FEBRUARY 1, 2006

                                                   EXHIBIT FIVE

                            Planned Principal Balances and Targeted Principal Balances

                                         Schedule I                Schedule II
                                 -------------------------- --------------------------
                                     Planned Principal          Targeted Principal
                                        Balances for               Balances for
        Distribution Date         Class I-A-1 Certificates   Class I-A-2 Certificates

     Initial Balance                   $65,456,500.00              $49,800,000.00
     March 2006                         65,456,500.00               48,436,482.26
     April 2006                         65,456,500.00               46,945,753.57
     May 2006                           65,456,500.00               45,330,202.91
     June 2006                          65,456,500.00               43,592,519.70
     July 2006                          65,456,500.00               41,735,709.73
     August 2006                        65,456,500.00               39,763,088.17
     September 2006                     65,456,500.00               37,678,271.36
     October 2006                       65,456,500.00               35,485,167.15
     November 2006                      65,456,500.00               33,187,963.96
     December 2006                      65,456,500.00               30,791,338.37
     January 2007                       65,456,500.00               28,397,804.29
     February 2007                      65,456,500.00               26,044,609.48
     March 2007                         64,877,795.90               24,309,787.09
     April 2007                         64,267,266.98               22,645,798.00
     May 2007                           63,625,220.84               21,051,685.72
     June 2007                          62,951,985.38               19,526,484.18
     July 2007                          62,247,908.49               18,069,217.94
     August 2007                        61,513,357.79               16,678,902.19
     September 2007                     60,748,720.36               15,354,542.93
     October 2007                       59,954,402.34               14,095,137.13
     November 2007                      59,130,828.67               12,899,672.87
     December 2007                      58,278,442.68               11,767,129.58
     January 2008                       57,397,705.69               10,696,478.25
     February 2008                      56,489,096.65                9,686,681.68
     March 2008                         55,553,111.68                8,736,694.73
     April 2008                         54,590,263.63                7,845,464.65
     May 2008                           53,601,081.64                7,011,931.37
     June 2008                          52,586,162.84                6,234,975.61
     July 2008                          51,569,087.05                5,490,504.07
     August 2008                        50,558,760.20                4,769,105.87
     September 2008                     49,555,139.03                4,070,327.68
     October 2008                       48,558,180.54                3,393,724.17
     November 2008                      47,567,842.00                2,738,857.83
     December 2008                      46,584,080.99                2,105,298.81
     January 2009                       45,606,855.36                1,492,624.83
     February 2009                      44,636,123.21                  900,421.07
     March 2009                         43,671,842.95                  328,279.97
     April 2009                         42,713,973.23                        0.00
     May 2009                           41,762,473.00                        0.00
     June 2009                          40,817,301.46                        0.00
     July 2009                          39,878,418.09                        0.00
     August 2009                        38,945,782.62                        0.00
     September 2009                     38,019,355.05                        0.00
     October 2009                       37,099,095.65                        0.00
     November 2009                      36,184,964.95                        0.00
     December 2009                      35,276,923.72                        0.00
     January 2010                       34,374,933.01                        0.00
     February 2010                      33,478,954.11                        0.00
     March 2010                         32,588,948.58                        0.00
     April 2010                         31,704,878.21                        0.00
     May 2010                           30,826,705.06                        0.00
     June 2010                          29,954,391.42                        0.00
     July 2010                          29,087,899.86                        0.00
     August 2010                        28,227,193.16                        0.00
     September 2010                     27,372,234.37                        0.00
     October 2010                       26,522,986.75                        0.00
     November 2010                      25,679,413.85                        0.00
     December 2010                      24,841,250.05                        0.00
     January 2011                       24,008,690.72                        0.00
     February 2011                      23,181,700.07                        0.00
     March 2011                         22,411,974.46                        0.00
     April 2011                         21,647,630.57                        0.00
     May 2011                           20,888,633.37                        0.00
     June 2011                          20,134,948.11                        0.00
     July 2011                          19,386,540.22                        0.00
     August 2011                        18,643,375.38                        0.00
     September 2011                     17,905,419.49                        0.00
     October 2011                       17,172,638.69                        0.00
     November 2011                      16,444,999.31                        0.00
     December 2011                      15,722,467.92                        0.00
     January 2012                       15,005,011.32                        0.00
     February 2012                      14,292,596.51                        0.00
     March 2012                         13,602,040.97                        0.00
     April 2012                         12,916,376.05                        0.00
     May 2012                           12,235,569.65                        0.00
     June 2012                          11,559,589.83                        0.00
     July 2012                          10,888,404.89                        0.00
     August 2012                        10,221,983.32                        0.00
     September 2012                      9,560,293.85                        0.00
     October 2012                        8,903,305.38                        0.00
     November 2012                       8,250,987.03                        0.00
     December 2012                       7,603,308.12                        0.00
     January 2013                        6,960,238.18                        0.00
     February 2013                       6,321,746.94                        0.00
     March 2013                          5,735,181.92                        0.00
     April 2013                          5,160,150.43                        0.00
     May 2013                            4,596,443.24                        0.00
     June 2013                           4,043,854.76                        0.00
     July 2013                           3,502,182.98                        0.00
     August 2013                         2,971,229.40                        0.00
     September 2013                      2,450,798.99                        0.00
     October 2013                        1,940,700.10                        0.00
     November 2013                       1,440,744.41                        0.00
     December 2013                         950,746.92                        0.00
     January 2014                          470,525.82                        0.00
     February 2014 and
        thereafter                               0.00                        0.00

                                                    EXHIBIT SIX

                                              Jump Scheduled Balance

                                  Class I-A-12 Jump                                            Class I-A-12 Jump
Distribution Date                 Scheduled Balance                 Distribution Date          Scheduled Balance
   Initial Balance                $ 750,230,678.48                     March 2021              $ 30,215,663.81
   March 2006                       743,809,636.75                     April 2021                29,623,107.63
   April 2006                       736,792,234.88                     May 2021                  29,041,312.87
   May 2006                         729,189,573.61                     June 2021                 28,470,091.83
   June 2006                        721,014,262.52                     July 2021                 27,909,259.97
   July 2006                        712,280,394.01                     August 2021               27,358,635.93
   August 2006                      703,003,510.92                     September 2021            26,818,041.42
   September 2006                   693,200,567.65                     October 2021              26,287,301.21
   October 2006                     682,889,885.10                     November 2021             25,766,243.04
   November 2006                    672,091,099.35                     December 2021             25,254,697.60
   December 2006                    660,826,130.09                     January 2022              24,752,498.48
   January 2007                     649,576,272.95                     February 2022             24,259,482.09
   February 2007                    638,515,355.37                     March 2022                23,775,487.65
   March 2007                       627,640,230.84                     April 2022                23,300,357.12
   April 2007                       616,947,804.92                     May 2022                  22,833,935.17
   May 2007                         606,435,034.48                     June 2022                 22,376,069.09
   June 2007                        596,098,926.76                     July 2022                 21,926,608.84
   July 2007                        585,936,538.63                     August 2022               21,485,406.89
   August 2007                      575,944,975.68                     September 2022            21,052,318.26
   September 2007                   566,121,391.48                     October 2022              20,627,200.46
   October 2007                     556,462,986.77                     November 2022             20,209,913.41
   November 2007                    546,967,008.66                     December 2022             19,800,319.45
   December 2007                    537,630,749.91                     January 2023              19,398,283.27
   January 2008                     528,451,548.12                     February 2023             19,003,671.88
   February 2008                    519,426,785.04                     March 2023                18,616,354.56
   March 2008                       510,553,885.80                     April 2023                18,236,202.84
   April 2008                       501,830,318.23                     May 2023                  17,863,090.45
   May 2008                         493,253,592.13                     June 2023                 17,496,893.29
   June 2008                        484,821,258.57                     July 2023                 17,137,489.37
   July 2008                        476,530,909.25                     August 2023               16,784,758.81
   August 2008                      468,380,175.78                     September 2023            16,438,583.79
   September 2008                   460,366,729.05                     October 2023              16,098,848.49
   October 2008                     452,488,278.57                     November 2023             15,765,439.11
   November 2008                    444,742,571.84                     December 2023             15,438,243.78
   December 2008                    437,127,393.72                     January 2024              15,117,152.57
   January 2009                     429,640,565.80                     February 2024             14,802,057.42
   February 2009                    422,279,945.81                     March 2024                14,492,852.14
   March 2009                       415,043,427.02                     April 2024                14,189,432.36
   April 2009                       407,928,937.64                     May 2024                  13,891,695.52
   May 2009                         400,934,440.26                     June 2024                 13,599,540.81
   June 2009                        394,057,931.27                     July 2024                 13,312,869.15
   July 2009                        387,297,440.31                     August 2024               13,031,583.19
   August 2009                      380,651,029.70                     September 2024            12,755,587.23
   September 2009                   374,116,793.94                     October 2024              12,484,787.24
   October 2009                     367,692,859.14                     November 2024             12,219,090.79
   November 2009                    361,377,382.51                     December 2024             11,958,407.07
   December 2009                    355,168,551.85                     January 2025              11,702,646.80
   January 2010                     349,064,585.04                     February 2025             11,451,722.28
   February 2010                    343,063,729.56                     March 2025                11,205,547.30
   March 2010                       337,164,261.96                     April 2025                10,964,037.13
   April 2010                       331,364,487.41                     May 2025                  10,727,108.53
   May 2010                         325,662,739.25                     June 2025                 10,494,679.68
   June 2010                        320,057,378.45                     July 2025                 10,266,670.17
   July 2010                        314,546,793.24                     August 2025               10,043,001.00
   August 2010                      309,129,398.59                     September 2025             9,823,594.51
   September 2010                   303,803,635.81                     October 2025               9,608,374.39
   October 2010                     298,567,972.11                     November 2025              9,397,265.68
   November 2010                    293,420,900.13                     December 2025              9,190,194.67
   December 2010                    288,360,312.49                     January 2026               8,987,088.97
   January 2011                     283,385,393.73                     February 2026              8,787,877.41
   February 2011                    278,494,710.04                     March 2026                 8,592,490.07
   March 2011                       273,686,851.44                     April 2026                 8,400,858.24
   April 2011                       268,960,431.38                     May 2026                   8,212,914.40
   May 2011                         264,314,086.35                     June 2026                  8,028,592.21
   June 2011                        259,746,475.51                     July 2026                  7,847,826.46
   July 2011                        255,256,280.30                     August 2026                7,670,553.08
   August 2011                      250,842,204.08                     September 2026             7,496,709.14
   September 2011                   246,502,971.78                     October 2026               7,326,232.76
   October 2011                     242,237,329.51                     November 2026              7,159,063.17
   November 2011                    238,044,044.25                     December 2026              6,995,140.63
   December 2011                    233,921,903.46                     January 2027               6,834,406.45
   January 2012                     229,869,714.79                     February 2027              6,676,802.97
   February 2012                    225,886,305.70                     March 2027                 6,522,273.53
   March 2012                       221,970,523.16                     April 2027                 6,370,762.44
   April 2012                       218,121,233.33                     May 2027                   6,222,214.99
   May 2012                         214,337,321.22                     June 2027                  6,076,577.44
   June 2012                        210,617,690.39                     July 2027                  5,933,796.96
   July 2012                        206,961,262.65                     August 2027                5,793,821.66
   August 2012                      203,366,977.75                     September 2027             5,656,600.55
   September 2012                   199,833,793.08                     October 2027               5,522,083.52
   October 2012                     196,360,683.39                     November 2027              5,390,221.35
   November 2012                    192,946,640.48                     December 2027              5,260,965.67
   December 2012                    189,590,672.96                     January 2028               5,134,268.96
   January 2013                     186,291,805.90                     February 2028              5,010,084.53
   February 2013                    183,049,080.65                     March 2028                 4,888,366.50
   March 2013                       179,861,554.49                     April 2028                 4,769,069.81
   April 2013                       176,728,300.40                     May 2028                   4,652,150.16
   May 2013                         173,648,406.81                     June 2028                  4,537,564.06
   June 2013                        170,620,977.33                     July 2028                  4,425,268.76
   July 2013                        167,645,130.49                     August 2028                4,315,222.25
   August 2013                      164,719,999.51                     September 2028             4,207,383.29
   September 2013                   161,844,732.06                     October 2028               4,101,711.34
   October 2013                     159,018,489.99                     November 2028              3,998,166.57
   November 2013                    156,240,449.13                     December 2028              3,896,709.85
   December 2013                    153,509,799.03                     January 2029               3,797,302.75
   January 2014                     150,825,742.78                     February 2029              3,699,907.51
   February 2014                    148,187,496.70                     March 2029                 3,604,487.03
   March 2014                       145,594,290.22                     April 2029                 3,511,004.87
   April 2014                       143,045,365.59                     May 2029                   3,419,425.21
   May 2014                         140,539,977.71                     June 2029                  3,329,712.88
   June 2014                        138,077,393.88                     July 2029                  3,241,833.34
   July 2014                        135,656,893.63                     August 2029                3,155,752.63
   August 2014                      133,277,768.52                     September 2029             3,071,437.41
   September 2014                   130,939,321.90                     October 2029               2,988,854.92
   October 2014                     128,640,868.76                     November 2029              2,907,972.97
   November 2014                    126,381,735.50                     December 2029              2,828,759.97
   December 2014                    124,161,259.78                     January 2030               2,751,184.85
   January 2015                     121,978,790.29                     February 2030              2,675,217.11
   February 2015                    119,833,686.60                     March 2030                 2,600,826.78
   March 2015                       117,725,318.96                     April 2030                 2,527,984.43
   April 2015                       115,653,068.14                     May 2030                   2,456,661.14
   May 2015                         113,616,325.24                     June 2030                  2,386,828.52
   June 2015                        111,614,491.52                     July 2030                  2,318,458.66
   July 2015                        109,646,978.25                     August 2030                2,251,524.17
   August 2015                      107,713,206.53                     September 2030             2,185,998.12
   September 2015                   105,812,607.10                     October 2030               2,121,854.07
   October 2015                     103,944,620.24                     November 2030              2,059,066.05
   November 2015                    102,108,695.57                     December 2030              1,997,608.56
   December 2015                    100,304,291.89                     January 2031               1,937,456.54
   January 2016                      98,524,941.65                     February 2031              1,878,585.38
   February 2016                     96,719,704.13                     March 2031                 1,820,970.91
   March 2016                        94,946,110.87                     April 2031                 1,764,589.39
   April 2016                        93,203,620.95                     May 2031                   1,709,417.50
   May 2016                          91,491,702.57                     June 2031                  1,655,432.33
   June 2016                         89,809,832.88                     July 2031                  1,602,611.40
   July 2016                         88,157,497.81                     August 2031                1,550,932.62
   August 2016                       86,534,191.98                     September 2031             1,500,374.27
   September 2016                    84,939,418.52                     October 2031               1,450,915.06
   October 2016                      83,372,688.92                     November 2031              1,402,534.06
   November 2016                     81,833,522.93                     December 2031              1,355,210.71
   December 2016                     80,321,448.35                     January 2032               1,308,924.82
   January 2017                      78,836,001.00                     February 2032              1,263,656.58
   February 2017                     77,376,724.47                     March 2032                 1,219,386.51
   March 2017                        75,943,170.08                     April 2032                 1,176,095.49
   April 2017                        74,534,896.72                     May 2032                   1,133,764.74
   May 2017                          73,151,470.70                     June 2032                  1,092,375.83
   June 2017                         71,792,465.67                     July 2032                  1,051,910.64
   July 2017                         70,457,462.47                     August 2032                1,012,351.40
   August 2017                       69,146,049.01                     September 2032               973,680.64
   September 2017                    67,857,820.16                     October 2032                 935,881.21
   October 2017                      66,592,377.62                     November 2032                898,936.28
   November 2017                     65,349,329.84                     December 2032                862,829.30
   December 2017                     64,128,291.87                     January 2033                 827,544.04
   January 2018                      62,928,885.26                     February 2033                793,064.56
   February 2018                     61,750,737.96                     March 2033                   759,375.20
   March 2018                        60,593,484.21                     April 2033                   726,460.59
   April 2018                        59,456,764.43                     May 2033                     694,305.62
   May 2018                          58,340,225.12                     June 2033                    662,895.49
   June 2018                         57,243,518.77                     July 2033                    632,215.63
   July 2018                         56,166,303.71                     August 2033                  602,251.76
   August 2018                       55,108,244.10                     September 2033               572,989.84
   September 2018                    54,069,009.75                     October 2033                 544,416.11
   October 2018                      53,048,276.07                     November 2033                516,517.02
   November 2018                     52,045,723.95                     December 2033                489,279.32
   December 2018                     51,061,039.70                     January 2034                 462,689.95
   January 2019                      50,093,914.94                     February 2034                436,736.12
   February 2019                     49,144,046.49                     March 2034                   411,405.26
   March 2019                        48,211,136.34                     April 2034                   386,685.03
   April 2019                        47,294,891.51                     May 2034                     362,563.32
   May 2019                          46,395,023.98                     June 2034                    339,028.24
   June 2019                         45,511,250.63                     July 2034                    316,068.11
   July 2019                         44,643,293.12                     August 2034                  293,671.48
   August 2019                       43,790,877.85                     September 2034               271,827.08
   September 2019                    42,953,735.83                     October 2034                 250,523.89
   October 2019                      42,131,602.67                     November 2034                229,751.04
   November 2019                     41,324,218.45                     December 2034                209,497.91
   December 2019                     40,531,327.65                     January 2035                 189,754.05
   January 2020                      39,752,679.10                     February 2035                170,509.19
   February 2020                     38,988,025.89                     March 2035                   151,753.27
   March 2020                        38,237,125.31                     April 2035                   133,476.41
   April 2020                        37,499,738.76                     May 2035                     115,668.91
   May 2020                          36,775,631.71                     June 2035                     98,321.24
   June 2020                         36,064,573.60                     July 2035                     81,424.07
   July 2020                         35,366,337.80                     August 2035                   64,968.22
   August 2020                       34,680,701.52                     September 2035                48,944.69
   September 2020                    34,007,445.77                     October 2035                  33,344.65
   October 2020                      33,346,355.28                     November 2035                 18,159.41
   November 2020                     32,697,218.45                     December 2035                  4,394.07
   December 2020                     32,059,827.27                     January 2036
   January 2021                      31,433,827.66                       and thereafter                   0.00
   February 2021                     30,819,172.39